                                                                     EXHIBIT 4.3

                         SALE AND SERVICING AGREEMENT

                                     among

             PEOPLEFIRST.COM AUTO RECEIVABLES OWNER TRUST 1999-1,

                                    Issuer,

                              PF FUNDING II, LLC,

                                  Transferor,

                           PEOPLEFIRST FINANCE, LLC,

                             Seller and Servicer,

             PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION,

                                   Depositor

                                      and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

              as Indenture Trustee, Backup Servicer and Custodian

                         Dated as of November 1, 1999

                               TABLE OF CONTENTS

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ARTICLE I      DEFINITIONS.................................................   1
     SECTION 1.1    Definitions............................................   1
     SECTION 1.2    Other Definitional Provisions..........................  19
ARTICLE II     CONVEYANCE OF RECEIVABLES...................................  20
     SECTION 2.1    Conveyance of Initial Receivables......................  20
     SECTION 2.2    Conveyance of Subsequent Receivables...................  20
     SECTION 2.3    Conveyance from Transferor to Depositor................  23
     SECTION 2.4    Conveyance from Depositor to Trust.....................  23
     SECTION 2.5    Closing................................................  24
ARTICLE III    THE RECEIVABLES.............................................  24
     SECTION 3.1    Representations and Warranties.........................  24
     SECTION 3.2    Repurchase upon Breach.................................  28
     SECTION 3.3    Custody of Receivables Files...........................  29
     SECTION 3.4    Duties of Custodian....................................  29
     SECTION 3.5    Retention and Termination of Servicer..................  29
ARTICLE IV     ADMINISTRATION AND SERVICING OF RECEIVABLES.................  30
     SECTION 4.1    Appointment and Duties of Servicer.....................  30
     SECTION 4.2    Collection and Allocation of Receivable Payments.......  31
     SECTION 4.3    Realization upon Receivables...........................  32
     SECTION 4.4    [RESERVED].............................................  32
     SECTION 4.5    Maintenance of Security Interests in Financed Vehicles.  32
     SECTION 4.6    Covenants of Servicer..................................  33
     SECTION 4.7    Purchase of Receivables upon Breach....................  33
     SECTION 4.8    Servicing Fee..........................................  33
     SECTION 4.9    Servicer's Certificate.................................  33
     SECTION 4.10   Annual Statement as to Compliance; Notice of Default...  34
     SECTION 4.11   Financial Statements...................................  34
     SECTION 4.12   Access to Certain Documentation and Information
                    Regarding Receivables..................................  35
     SECTION 4.13   Servicer Expenses......................................  35
     SECTION 4.14   Appointment of Subservicer.............................  35
     SECTION 4.15   Obligations under Basic Documents......................  36

                                      -i-
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
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     SECTION 4.16   Reports to the Commission..............................  36
ARTICLE V      DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS AND
               NOTEHOLDERS.................................................  36
     SECTION 5.1    Establishment of Trust Accounts........................  36
     SECTION 5.2    Collections............................................  39
     SECTION 5.3    Application of Collections.............................  39
     SECTION 5.4    Deficiency Notice......................................  40
     SECTION 5.5    Additional Deposits....................................  40
     SECTION 5.6    Distributions..........................................  40
     SECTION 5.7    Pre-Funding Account....................................  42
     SECTION 5.8    Statements to Certificateholders and Noteholders.......  42
     SECTION 5.9    Net Deposits...........................................  43
     SECTION 5.10   Optional Deposits by the Insurer.......................  43
ARTICLE V-A    THE POLICY..................................................  44
     SECTION 5A.1   CLAIMS UNDER POLICY....................................  44
     SECTION 5A.2   PREFERENCE CLAIMS; DIRECTION OF PROCEEDINGS............  45
     SECTION 5A.3   SURRENDER OF POLICY....................................  45
ARTICLE VI     THE SELLER..................................................  45
     SECTION 6.1    Representations of the Seller..........................  45
     SECTION 6.2    Existence..............................................  47
     SECTION 6.3    Liability of Seller; Indemnities.......................  48
     SECTION 6.4    Merger or Consolidation of, or Assumption of the
                    Obligations of, Seller.................................  48
     SECTION 6.5    Limitation on Liability of Seller and Others...........  49
     SECTION 6.6    Seller May Own Certificates or Notes...................  49
ARTICLE VII    THE SERVICER................................................  49
     SECTION 7.1    Representations of Servicer............................  49
     SECTION 7.2    Indemnities of Servicer................................  51
     SECTION 7.3    Merger or Consolidation of, or Assumption of the
                    Obligations of, Servicer...............................  52
     SECTION 7.4    Limitation on Liability of Servicer and Others.........  52
     SECTION 7.5    Servicer Not To Resign.................................  53
ARTICLE VII-A  THE TRANSFEROR..............................................  53

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     SECTION 7A.1   REPRESENTATIONS OF THE TRANSFEROR......................  53
     SECTION 7A.2   EXISTENCE..............................................  55
     SECTION 7A.3   LIABILITY OF TRANSFEROR; INDEMNITIES...................  55
     SECTION 7A.4   LIMITATION ON LIABILITY OF TRANSFEROR AND OTHERS.......  56
     SECTION 7A.5   TRANSFEROR MAY OWN CERTIFICATES OR NOTES...............  56
ARTICLE VII-B  THE DEPOSITOR...............................................  56
     SECTION 7B.1   REPRESENTATIONS OF THE DEPOSITOR.......................  56
     SECTION 7B.2   EXISTENCE..............................................  58
     SECTION 7B.3   LIABILITY OF DEPOSITOR; INDEMNITIES....................  59
     SECTION 7B.4   LIMITATION ON LIABILITY OF DEPOSITOR AND OTHERS........  59
     SECTION 7B.5   DEPOSITOR MAY OWN CERTIFICATES OR NOTES................  59
ARTICLE VIII   DEFAULT.....................................................  59
     SECTION 8.1    Servicer Default.......................................  59
     SECTION 8.2    Appointment of Successor...............................  61
     SECTION 8.3    Notification to Noteholders, Certificateholders and
                    Backup Servicer........................................  62
     SECTION 8.4    Waiver of Past Defaults................................  62
ARTICLE VIII-A THE BACKUP SERVICER.........................................  62
     SECTION 8A.1   APPOINTMENT OF BACKUP SERVICER.........................  62
     SECTION 8A.2   DUTIES OF BACKUP SERVICER..............................  62
     SECTION 8A.3   BACKUP SERVICING STANDARD..............................  63
     SECTION 8A.4   LIMITATION ON RESIGNATION OF THE BACKUP SERVICER.......  63
     SECTION 8A.5   RIGHTS IN RESPECT OF THE BACKUP SERVICER...............  63
     SECTION 8A.6   TERMINATION............................................  63
     SECTION 8A.7   RESIGNATION OR TERMINATION OF BACKUP SERVICER..........  64
     SECTION 8A.8   BACKUP SERVICING FEE...................................  64
     SECTION 8A.9   INDEMNITY..............................................  64
     SECTION 8A.10  LIMITATION OF LIABILITY................................  65
ARTICLE IX     TERMINATION.................................................  65
     SECTION 9.1    Optional Purchase of All Receivables...................  65
ARTICLE X      ADMINISTRATIVE DUTIES OF THE SERVICER.......................  66
     SECTION 10.2   Records................................................  68
     SECTION 10.3   Additional Information to be Furnished to the Issuer...  68
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                                     -iii-
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ARTICLE XI     MISCELLANEOUS PROVISIONS....................................  68
     SECTION 11.1   Amendment..............................................  68
     SECTION 11.2   Protection of Title to the Trust.......................  69
     SECTION 11.3   Notices................................................  71
     SECTION 11.4   Assignment.............................................  71
     SECTION 11.5   Limitations on Rights of Others........................  71
     SECTION 11.6   Severability...........................................  71
     SECTION 11.7   Separate Counterparts..................................  72
     SECTION 11.8   Headings...............................................  72
     SECTION 11.9   Governing Law..........................................  72
     SECTION 11.10  Assignment to Indenture Trustee........................  72
     SECTION 11.11  Nonpetition Covenants..................................  72
     SECTION 11.12  Limitation of Liability of Owner Trustee and Indenture
                    Trustee................................................  72
     SECTION 11.13  Independence of the Servicer...........................  73
     SECTION 11.14  No Joint Venture.......................................  73
     SECTION 11.15  Third-Party Beneficiaries..............................  73
     SECTION 11.16  Disclaimer by Insurer..................................  73
     SECTION 11.17  Insurer as Controlling Party...........................  73
     SECTION 11.18  Limited Recourse.......................................  74

Exhibit  A - Form of Subsequent Transfer Agreement
Exhibit  B - Form of Monthly Certificateholder Statement
Exhibit  C - Form of Monthly Noteholder Statement
Exhibit  D - Form of Servicer's Certificate
Exhibit  E - Form of Note Policy
Exhibit  F - Form of Stamp
Schedule A - Schedule of Receivables
Schedule B - Location of Receivables

     SALE AND SERVICING AGREEMENT dated as of November 1, 1999, among PEOPLEFIRST.COM AUTO RECEIVABLES OWNER TRUST 1999-1, a Delaware business trust (the "Issuer"), PF FUNDING II, LLC, a Delaware limited liability company, as transferor (the "Transferor"), PEOPLEFIRST FINANCE, LLC, a California limited liability company, as seller and servicer (the "Seller" and the "Servicer"), PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, a Delaware corporation, as depositor (the "Depositor"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee, Backup Servicer and Custodian.

     WHEREAS the Transferor desires to purchase a portfolio of receivables arising in connection with motor vehicle loans originated by the Seller;

     WHEREAS the Seller is willing to sell such receivables to the Transferor;

     WHEREAS the Transferor desires to purchase additional receivables during the Pre-Funding Period (as defined herein) arising in connection with motor vehicle loans originated by the Seller;

     WHEREAS the Seller is willing to sell such additional receivables to the Transferor;

     WHEREAS the Depositor desires to obtain a transfer of such receivables from the Transferor and the Transferor is willing to assign its interest in such receivables to the Depositor;

     WHEREAS the Issuer desires to obtain a transfer of the Depositor's interest in such receivables and the Depositor desires to transfer its interest in such receivables to the Issuer;

     WHEREAS the Servicer is willing to service all such receivables;

     WHEREAS the Backup Servicer is willing to act as backup servicer pursuant to the terms hereof;

     WHEREAS the Custodian is willing to act as custodian pursuant to the terms hereof and the terms of the Custodial Agreement (as defined herein); and

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     SECTION 1.1.   Definitions. Whenever used in this Agreement, the following
                    -----------
words and phrases shall have the following meanings:

     "Addition Notice" means, with respect to any transfer of Subsequent
      ---------------
Receivables to the Transferor pursuant to Section 2.2 of this Agreement, notice of the Seller's election to transfer Subsequent Receivables to the Transferor, such notice to designate the related Subsequent Transfer Date and the approximate principal amount of Subsequent Receivables to be transferred on such Subsequent Transfer Date.

     "Affiliate" means, with respect to any specified Person, any other Person
      ---------
controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such

Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. A Person shall not be deemed to be an Affiliate of any person solely because such other Person has the contractual right or obligation to manage such Person unless such other Person controls such Person through equity ownership or otherwise.

     "Aggregate Principal Balance" means, with respect to any date of
      ---------------------------
determination, the sum of the Principal Balances for all Receivables (other than (i) any Receivable (other than a Purchased Receivable) that became a Liquidated Receivable during the related Collection Period and (ii) any Receivable (other than a Liquidated Receivable) that was purchased or repurchased by any Person pursuant to this Agreement during the related Collection Period) as of the date of determination.

     "Agreement" means this Sale and Servicing Agreement, as the same may be
      ---------
amended and supplemented from time to time.

     "Amount Financed" means, with respect to a Receivable, the amount advanced
      ---------------
under such Receivable toward the purchase price or refinancing of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service, car club and warranty contracts, and other items customarily financed as part of automobile loans.

     "Annual Percentage Rate" or "APR" of a Receivable means the annual
      ----------------------      ---
percentage rate of finance charges or service charges, as stated in the related Contract.

     "Available Funds" means, with respect to any Determination Date, the sum of
      ---------------
(i) the Collected Funds for the related Collection Period, (ii) all Purchase Amounts deposited in the Collection Account during the related Collection Period, (iii) the Monthly Capitalized Interest Amount with respect to the related Payment Date, (iv) the Yield Supplement Amount, with respect to the related Payment Date, and (v) following the acceleration of the Notes pursuant to Section 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.4 of the Indenture since the preceding Determination Date by the Indenture Trustee for distribution pursuant to Section 5.6 of the Indenture.

     "Average Principal Balance" means, with respect to any Collection Period,
      -------------------------
the sum of the Principal Balance of the Receivables as of the close of business on the last day of the immediately preceding Collection Period and the Principal Balance of the Receivables as of the close of business on the last day of such Collection Period, divided by two.

     "Backup Servicer" means Norwest Bank Minnesota, National Association, as
      ---------------
the Backup Servicer, and each successor Backup Servicer pursuant to Section 8A.1 of the Agreement.

     "Backup Servicer Duties" has the meaning assigned to such term in Section
      ----------------------
8A.2.

     "Backup Servicing Fee" means the monthly fee payable to the Backup
      --------------------
Servicer, in an amount equal to the greater of (A) the product of one-twelfth of 0.03% per annum multiplied by the Outstanding Amount on the preceding Payment Date after giving effect to distributions on such date or (B) $500.

     "Backup Servicing Standard" has the meaning assigned to that term in
      -------------------------
Section 8A.3.

     "Base Servicing Fee" means, with respect to any Collection Period, the fee
      ------------------
payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of such Collection Period.

     "Basic Documents" means the Certificate of Trust, the Trust Agreement, the
      ---------------
Sale and Servicing Agreement, each Subsequent Transfer Agreement, the Indenture, the Insurance Agreement, the Reserve Account Agreement, the Custodial Agreement, the Depository Agreement, the Policy, the Premium Letter, the FSA Indemnification Agreement, the Depositor Indemnification Agreement, the Notes, the Certificates and the Pledge Agreement and other documents and certificates delivered in connection therewith.

     "Business Day" means any day other than a Saturday, a Sunday or other day
      ------------
on which commercial banks located in San Diego, California, Wilmington, Delaware, Minneapolis, Minnesota or New York, New York are authorized or obligated by law, executive order or governmental decree to be closed or the principal place of business of any successor Servicer, successor Indenture Trustee or successor Owner Trustee.

     "Capitalized Interest Account" means the account designated as such,
      ----------------------------
established and maintained pursuant to Section 5.1 hereof.

     "Capitalized Interest Account Initial Deposit" means $395,000, deposited
      --------------------------------------------
into the Capitalized Interest Account on the Closing Date.

     "Certificate" means a Trust Certificate (as defined in the Trust
      -----------
Agreement).

     "Certificate Balance" means, with respect to the Class A Certificates,
      -------------------
initially, $2,367,346.94, and thereafter equals the initial Certificate Balance reduced by all amounts allocable to principal previously distributed to Certificateholders.

     "Certificate Distribution Account"  has the meaning assigned to such term
      --------------------------------
in Section 5.1(a) of the Trust Agreement.

     "Certificate Pool Factor"  as of the close of business on a Payment Date
      -----------------------
means a seven digit decimal figure equal to the Certificate Balance as of such Payment Date after giving effect to principal distributions on such date divided by the initial Certificate Balance.

     "Certificate Majority" means over 50% of Holders of the Certificates.
      --------------------

     "Certificateholder" has the meaning assigned to such term in the Trust
      -----------------
Agreement.

     "Certificateholders' Distributable Amount" means with respect to any
      ----------------------------------------
Payment Date, the sum of the Certificateholders' Monthly Principal Distributable Amount and the Class R Certificateholders' Distributable Amount.

     "Certificateholders' Monthly Principal Distributable Amount" means, with
      ----------------------------------------------------------
respect to any Payment Date, the Certificateholders' Percentage of the Principal Distributable Amount.

     "Certificateholders' Percentage" means (i) for each Payment Date prior to
      ------------------------------
the Payment Date on which the Class A-3 Notes are paid in full, 2%, (ii) on the Payment Date on which the Class A-3 Notes are paid in full, the percentage equivalent of a fraction, the numerator of which is the excess, if any, of (x) the Principal Distributable Amount for such Payment Date over (y) the outstanding principal amount of the Class A-3 Notes immediately prior to such Payment Date, and the denominator of which is the Principal Distributable Amount for such Payment Date, and (iii) for each Payment Date thereafter to and including the Payment Date on which the Certificate Balance is reduced to zero, 100%.

     "Certificateholders' Principal Carryover Shortfall" means, with respect to
      -------------------------------------------------
any Payment Date, the excess of the Certificateholders' Principal Distributable Amount for the preceding Payment Date over the amount in respect of principal that was actually deposited in the Certificate Distribution Account on such preceding Payment Date.

     "Certificateholders' Principal Distributable Amount" means, with respect to
      --------------------------------------------------
any Payment Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Payment Date and the Certificateholders' Principal Carryover Shortfall for such Payment Date; provided, however, that the Certificateholders' Principal Distributable Amount (i) shall not exceed the Certificate Balance and (ii) shall equal the Certificate Balance on the Final Scheduled Payment Date for the Certificates.

     "Class" means any of the Class A-1 Notes, the Class A-2 Notes, the
      -----
Class A-3 Notes, the Class A Certificates or the Class R Certificates, as the context requires.

     "Class A Certificate" has the meaning assigned to such term in the Trust
      -------------------
Agreement.

     "Class A-1 Note" has the meaning assigned to such term in the Indenture.
      --------------

     "Class A-2 Note" has the meaning assigned to such term in the Indenture.
      --------------

     "Class A-3 Note" has the meaning assigned to such term in the Indenture.
      --------------

     "Class R Certificate" has the meaning assigned to such term in the Trust
      -------------------
Agreement.

     "Class R Certificateholders' Distributable Amount" means the amount
      ------------------------------------------------
available for distribution to the Class R Certificateholders pursuant to Section 5.6(b)(viii) hereof.

     "Clearing Agency" means an organization registered as a "clearing agency"
      ---------------
pursuant to Section 17A of the Exchange Act.

     "Closing Date" means November 30, 1999.
      ------------

     "Collateral" has the meaning assigned to such term in the Indenture.
      ----------

     "Collected Funds" means, with respect to any Determination Date, the amount
      ---------------
of funds in the Collection Account representing collections on the Receivables during the related Collection Period, including all Net Liquidation Proceeds collected during the related Collection Period.

     "Collection Account" means the account designated as such, established and
      ------------------
maintained pursuant to Section 5.1(a) hereof.

     "Collection Period" means the calendar month preceding the month in which
      -----------------
each Payment Date occurs (or in the case of the Initial Payment Date, from the Initial Cutoff Date to and including November 30, 1999).

     "Computer Tape"  means the computer tape or other electronic media
      -------------
furnished by the Seller to the Transferor and its assigns describing certain characteristics of the Initial Receivables as of the Initial Cutoff Date and of Subsequent Receivables as of the related Subsequent Cutoff Date.

     "Contract" means a motor vehicle loan evidenced by a note and security
      --------
agreement.

     "Controlling Party" means, if no Insurer Default has occurred and is
      -----------------
continuing, the Insurer, otherwise if Notes remain Outstanding, the Indenture Trustee for the benefit of the Noteholders, or, after all unpaid principal and interest on the Notes and all amounts owing to the Insurer have been paid in full, the Owner Trustee for the benefit of the Certificateholders.

     "Corporate Trust Office" means (i) with respect to the Owner Trustee, the
      ----------------------
principal corporate trust office of the Owner Trustee, which at the time of execution of this Agreement is 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19898, Attention: Corporate Trust Administration and (ii) with respect to the Indenture Trustee and the Indenture Collateral Agent, the principal corporate trust office of the Indenture Trustee, which at the time of execution of this Agreement is located at Norwest Center, Sixth Street and Marquette Avenue, MAC N9311-161 Minneapolis, Minnesota 55479, Attention:
Corporate Trust Services/Asset Backed Administration.

     "Cram Down Loss" means, with respect to a Receivable, if a court of
      --------------
appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the Scheduled Payments to be made on such Receivable, an amount equal to (i) the excess of the principal balance of such Receivable immediately prior to such order over the principal balance of such Receivable as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

     "Custodial Agreement" means the agreement dated as of November 1, 1999
      -------------------
among the Seller, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee and the Custodian, as amended, modified and supplemented from time to time.

     "Custodian" means Norwest Bank Minnesota, National Association, its
      ---------
successors in interest and any successor Custodian under the Custodial
Agreement.

     "Default Rate" means, for any  Determination Date, the product (expressed
      ------------
as a percentage) of (a) twelve and (b) a fraction, (i) the numerator of which is the sum of (x) the aggregate Principal Balance of all Receivables that became Defaulted Receivables during the related Collection Period and (y) the aggregate Principal Balance of all Receivables that became Purchased Receivables during the Collection Period and that were 31 or more days delinquent at the time of repurchase, and (ii) the denominator of which is the Average Principal Balance for the related Collection Period.

     "Defaulted Receivable" means a Receivable with respect to which: (i) all or
      --------------------
a portion of any Scheduled Payment is 90 or more days delinquent, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired) or (iii) such Receivable is in default and the Servicer has determined in good faith that payments thereunder are not likely to be resumed.

     "Deficiency Claim Amount" shall have the meaning set forth in Section 5.4
      -----------------------
of this Agreement.

     "Deficiency Claim Date" means, with respect to any Payment Date, the fourth
      ---------------------
Business Day immediately preceding such Payment Date.

     "Deficiency Notice" shall have the meaning set forth in Section 5.4 of this
      -----------------
Agreement.

     "Delinquency Ratio" means, with respect to any Collection Period, the
      -----------------
quotient, expressed as a percentage, of (i) the Aggregate Principal Balance of all Receivables with respect to which one or more payments are 31 or more days past due at the last day of such Collection Period and (ii) the Pool Balance as of the close of business on the last day of such Collection Period.

     "Delivery" or "Deliver" when used with respect to Trust Account Property
      --------      -------
means the following and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or the Indenture Collateral Agent, as applicable, free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof:

     (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute instruments and are susceptible of physical delivery ("Physical Property"):

             (i) transfer of possession thereof to the Indenture Trustee, indorsed to, or registered in the name of, the Indenture Trustee, or its nominee or indorsed in blank;

     (b) with respect to a certificated security:

             (i)  delivery thereof in bearer form to the Indenture Trustee; or

             (ii) delivery thereof in registered form to the Indenture Trustee; and

                  (A) the certificate is indorsed to the Indenture Trustee or in blank by effective endorsement; or

                  (B) the certificate is registered in the name of the Indenture
             Trustee, upon original issue or registration of transfer by the issuer thereof;

     (c) with respect to an uncertificated security:

             (i) the delivery of the uncertificated security to the Indenture Trustee; or

             (ii) the issuer thereof has agreed that it will comply with instructions originated by the Indenture Trustee without further consent by the registered owner;

     (d) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations;

             (i) a Federal Reserve Bank by book entry credits the book-entry security to the securities account (as defined in 31 CFR Part 357) of a participant (as defined in 31 CFR Part 357) which is also a securities intermediary; and

             (ii) the participant indicates by book entry that the book-entry security has been credited to the Indenture Trustee's securities account;

     (e) with respect to a security entitlement:

             (i) the Indenture Trustee, becomes the entitlement holder; or

             (ii) the securities intermediary has agreed that it will comply with entitlement orders originated by the Indenture Trustee without further consent by the entitlement holder;

     (f) for the purpose of clauses (b) and (c) hereof "delivery" means:

             (i) with respect to a certificated security:

                 (A) the Indenture Trustee acquires possession thereof;

                 (B) another person (other than a securities intermediary)
             either acquires possession thereof on behalf of the Indenture Trustee or, having previously acquired possession thereof, acknowledges that it holds for the Indenture Trustee; or

                 (C) a securities intermediary acting on behalf of the Indenture
             Trustee acquires possession of thereof, only if the certificate is in registered form and has been specially indorsed to the Indenture Trustee by an effective endorsement;

             (ii) with respect to an uncertificated security:

                  (A) the issuer registers the Indenture Trustee as the
             registered owner, upon original issue or registration of transfer;
             or

                  (B) another person (other than a securities intermediary)
             either becomes the registered owner thereof on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee;

     (g) for purposes of this definition, except as otherwise indicated, the following terms shall have the meaning assigned to each such term in the UCC:

             (i)    "certificated security"

             (ii)   "effective endorsement"

             (iii)  "entitlement holder"

             (iv)   "instrument"

             (v)    "securities account"

             (vi)   "security entitlement"

             (vii)  "securities intermediary"

             (viii) "uncertificated security"

     (h) in each case of Delivery contemplated herein, the Indenture Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

     "Depositor" means Prudential Securities Secured Financing Corporation, and
      ---------
its successors in interest.

     "Depositor Indemnification Agreement" has the meaning assigned to such term
      -----------------------------------
in the Underwriting Agreement.

     "Depositor Property" has the meaning assigned to such term in Section 2.3
      ------------------
hereof.

     "Depository Agreement" means a Note Depository Agreement.
      --------------------

     "Determination Date"  means, with respect to any Payment Date, the fifth
      ------------------
Business Day prior to the related Payment Date.

     "Distribution Amount" means, with respect to a Payment Date, the sum of (i)
      -------------------
the Available Funds for the immediately preceding Determination Date, plus (ii) any amounts received with respect to the Deficiency Claim Amount from the Reserve Account, an Insurer Optional Deposit or otherwise, other than from draws under the Policy, received by the Indenture Trustee from the Insurer with respect to such Payment Date.

     "Draw Date" has the meaning assigned to such term in the Insurance
      ---------
Agreement.

     "Eligible Deposit Account" means either (a) a segregated account with an
      ------------------------
Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

     "Eligible Institution" means (a) the corporate trust department of the
      --------------------
Indenture Trustee or any other entity specified in this Agreement or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) has either (A) a long-term unsecured debt rating of AAA or better by Standard & Poor's and Aaa or better by Moody's or (B) a certificate of deposit rating of A-1+ by Standard & Poor's and P-1 or better by Moody's or any other short-term or certificate of deposit rating acceptable to the Rating Agencies and the Insurer and (ii) whose deposits are insured by the FDIC. If so qualified under clause (b) above, the Owner Trustee or the Indenture Trustee may be considered an Eligible Institution.

     "Eligible Investments" means book-entry securities, negotiable instruments
      --------------------
or securities represented by instruments in bearer or registered form which evidence:

          (i) certain obligations of, or obligations guaranteed as to principal and interest by, the U.S. government or any agency or instrumentality of the U.S. government, when such obligations are backed by the full faith and credit of the U.S., provided however, such obligation (i) must be limited to those instruments that have a predetermined fixed-dollar amount of principal due at maturity that cannot vary or change, (ii) if the obligation is rated, it should not have an 'r' highlighter affixed to its rating, (iii) if the investments may be liquidated before their maturity or are being relied on to meet a certain yield, subject to the applicable Rating Agency restrictions are necessary, and
(iv) has an interest rate tied to a single interest rate index plus a single fixed spread, if any, and which changes proportionately with such index;

          (j) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor's of A-1+ and from Moody's of P-1;

          (k) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's of A-1+ and from Moody's of P-1;

          (l) investments in money market funds (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor) having a rating from Standard & Poor's of AAA-m or AAAm-G and from Moody's of Aaa and having been approved by the Insurer;

          (m) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

          (n) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) rated A-1+ by S&P and P-1 by Moody's; and

          (o) any other investment which would satisfy the Rating Agency Condition and is consistent with the ratings of the Notes and which, so long as no Insurer Default shall have occurred and be continuing, has been approved by the Insurer.

     Any of the foregoing Eligible Investments may be purchased by or through the Owner Trustee or the Indenture Trustee or any of its Affiliates.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "FDIC" means the Federal Deposit Insurance Corporation.
      ----

     "Final Scheduled Payment Date" means with respect to (i) the Class A-1
      ----------------------------
Notes, May 15, 2002, (ii) the Class A-2 Notes, November 15, 2003 and (iii) the Class A-3 Notes, September 15, 2005.

     "Financed Vehicle" means a new or used automobile, light-duty truck or van,
      ----------------
securing an Obligor's indebtedness under the respective Receivable.

     "FSA Indemnification Agreement" has the meaning assigned to the term
      -----------------------------
"Indemnification Agreement" in the Insurance Agreement.

     "Indenture" means the Indenture dated as of November 1, 1999, among the
      ---------
Issuer and the Indenture Trustee, as the same may be amended and supplemented from time to time.

     "Indenture Collateral Agent" means the Person appointed pursuant to the
      --------------------------
terms of the Reserve Account Agreement and acting as Collateral Agent under the Reserve Account Agreement, its successors in interest and any successor Collateral Agent under the Reserve Account Agreement.

     "Indenture Trustee" means the Person acting as Indenture Trustee under the
      -----------------
Indenture and the other Basic Documents, its successors in interest and any successor trustee under the Indenture.

     "Indenture Trustee Fee" means the monthly fee payable to the Indenture
      ---------------------
Trustee in an amount equal to the product of (i) 1/12 and (ii) .005 percent per annum and (iii) the Outstanding Amount on the preceding Payment Date after giving effect to distributions on such date.

     "Initial Cutoff Date" means as to any Initial Receivable, the beginning of
      -------------------
business on November 1, 1999.

     "Initial Receivables" means any Receivable conveyed to the Transferor, its
      -------------------
successors in interest and assigns on the Closing Date.

     "Initial Yield Supplement Amount" shall mean $345,461.85.
      -------------------------------

     "Insolvency Event" means, with respect to a specified Person, (a) the
      ----------------
filing of a petition against such Person or the entry of a decree or order for relief by a court or supervisory authority having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation or such Person's affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or such Person admitting its inability to pay its debts when due or the taking of action by such Person in furtherance of any of the foregoing.

     "Insurance Agreement" means the Insurance and Indemnity Agreement, dated as
      -------------------
of November 1, 1999, among the Insurer, the Issuer, the Transferor, the Seller and the Servicer.

     "Insurance Agreement Event of Default" means an "Event of Default", as
      ------------------------------------
defined in the Insurance Agreement.

     "Insurer" means Financial Security Assurance Inc., a monoline insurance
      -------
company incorporated under the laws of the State of New York, its successors and assigns.

     "Insurer Default" means the occurrence and continuance of any of the
      ---------------
following events:

          (p) the Insurer shall have failed to make a payment required under the Policy in accordance with its terms; or

          (q) The Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state any law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

          (r) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

     "Insurer Optional Deposit" means, with respect to any Payment Date, an
      ------------------------
amount delivered by the Insurer pursuant to Section 5.10 hereof, at its sole option, to the Indenture Trustee for deposit into the Collection Account.

     "Interest Carryover Shortfall" means, with respect to any Payment Date, the
      ----------------------------
excess of the Noteholders' Interest Distributable Amount for the preceding Payment Date over the amount in respect of interest that was actually deposited in the Note Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Payment Date, to the extent permitted by law, at the Interest Rate borne by each Class of Notes from such preceding Payment Date to but excluding the current Payment Date.

     "Interest Period" means, with respect to any Payment Date, the period from
      ---------------
and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date.

     "Interest Rate" means (i) with respect to the Class A-1 Notes, 6.415% per
      -------------
annum, (ii) the Class A-2 Notes, 6.685% per annum and (iii) the Class A-3 Notes, 6.835% per annum. The Interest Rate for each Class A Note shall be computed on the basis of a 360 day year consisting of twelve 30 day months.

     "Investment Earnings" means, with respect to any Payment Date, the
      -------------------
investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts and the Certificate Distribution Account.

     "Issuer" means PeopleFirst.com Auto Receivables Owner Trust 1999-1.
      ------

     "Lien" means a security interest, lien, charge, pledge, equity, or
      ----
encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

     "Lien Certificate" means, with respect to a Financed Vehicle, an original
      ----------------
certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

     "Liquidated Receivable" means, with respect to any Determination Date, a
      ---------------------
Receivable as to which, as of the last day of the related Collection Period, (i) 60 days have elapsed since the Servicer repossessed the Financed Vehicle, (ii) the Servicer has determined in good faith that all amounts it expects to recover have been received, (iii) all or a portion part of a Scheduled Payment is 120 days or more delinquent or (iv) the Financed Vehicle has been sold and the proceeds received.

     "Mandatory Redemption Date" means the Payment Date on or immediately
      -------------------------
following the last day of the Pre-Funding Period.

     "Monthly Capitalized Interest Amount" means in the case of Payment Dates
      -----------------------------------
occurring on or prior to the Mandatory Redemption Date, an amount equal to the product of (A) the product of (x) /1//\\12\\ and (y) the Weighted Average Rate and (B) the difference between (x) the aggregate Outstanding Amount of the Notes immediately prior to the applicable Payment Date and (y) the Pool Balance as of the last day of the second preceding Collection Period, or in the case of the December 1999 Payment Date, as of the Closing Date.

     "Monthly Principal Distributable Amount" means, with respect to any Payment
      --------------------------------------
Date, without duplication, the sum of (i) the principal portion (calculated on the basis of the Simple Interest Method) of all Collected Funds received during the immediately preceding Collection Period (other than Net Liquidation Proceeds) including the principal portion of all prepayments, (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period (other than Purchased Receivables), (iii) the principal portion of the Purchase Amounts received with respect to all Receivables that became Purchased Receivables during the related Collection Period, (iv) at the option of the Insurer (so long as no Insurer Default shall have occurred and be continuing), from funds received from the Insurer pursuant to Section 5.10 hereof, the Principal Balance of all the Receivables that were required to be purchased pursuant to Sections 3.2 and 4.7, during such Collection Period but were not purchased, (v) the aggregate amount of Cram Down Losses that shall have occurred during the related Collection Period; and (vi) following the acceleration of the Notes pursuant to Section 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.4 of the Indenture since the preceding Determination Date by the Indenture Trustee for distribution pursuant to Section 5.6 of the Indenture.

     "Moody's" means Moody's Investors Services, Inc., or its successors.
      -------

     "Net Liquidation Losses" means, with respect to any Collection Period, (a)
      ----------------------
the sum of the Principal Balances (plus accrued interest through the end of such Collection Period) of all Receivables that became Liquidated Receivables since the Cutoff Date, minus (b) any Net Liquidation Proceeds received during such Collection Period.

     "Net Liquidation Proceeds" means as to any Liquidated Receivable, all
      ------------------------
amounts (including insurance proceeds) realized with respect to such Receivable (other than amounts withdrawn from the Reserve Account, amounts paid pursuant to Section 5.10 of this Agreement and drawings under the Policy) net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Net Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

     "Net Loss Rate" means, for any Determination Date, the quotient (expressed
      -------------
as a percentage) of (a) the product of (i) twelve and (ii) Net Liquidation Losses, divided by (b) the Average Principal Balance for the related Collection Period.

     "Norwest" means Norwest Bank Minnesota, National Association, and its
      -------
successors in interest.

     "Note" means any of the Notes issued pursuant to the terms of the
      ----
Indenture.

     "Noteholder" has the meaning assigned to such term in the Indenture.
      ----------

     "Note Depository Agreement" means the agreement, if any, among the Issuer,
      -------------------------
the Indenture Trustee and The Depository Trust Company, as initial Clearing Agency.

     "Note Distribution Account" means the account designated as such,
      -------------------------
established and maintained pursuant to Section 5.1(a) hereof.

     "Note Majority" means the Holders of a majority in outstanding principal
      -------------
amount of the Notes.

     "Noteholders' Distributable Amount" means, with respect to any Payment
      ---------------------------------
Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

     "Noteholders' Interest Carryover Shortfall" means, with respect to any
      -----------------------------------------
Payment Date, the excess of the Noteholders' Interest Distributable Amount for the preceding Payment Date, over the amount in respect of interest that was actually deposited in the Note Distribution Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Payment Date, to the extent permitted by law, at the respective Interest Rate borne by each such Class of Notes from such preceding Payment Date to but excluding the current Payment Date.

     "Noteholders' Interest Distributable Amount" means, with respect to any
      ------------------------------------------
Payment Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Payment Date and the Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Noteholders' Monthly Interest Distributable Amount" means, with respect to
      --------------------------------------------------
any Payment Date, the sum of the amount for each Class of Notes equal to product of (i) the Interest Rate for such Class of Notes (ii) 1/12 and (iii) the Outstanding Amount of the Notes of each such Class immediately preceding such Payment Date.

     "Noteholders' Monthly Principal Distributable Amount" means, with respect
      ---------------------------------------------------
to any Payment Date, the Noteholders' Percentage of the Principal Distributable Amount.

     "Noteholders' Percentage" means with respect to any Determination Date (i)
      -----------------------
relating to a Payment Date prior to the Payment Date on which the principal amount of the Class A-3 Notes is reduced to zero, 98%; (ii) relating to the Payment Date on which the principal amount of the Class A-3 Notes is reduced to zero, the percentage equivalent of a fraction, the numerator of which is the principal amount of the Class A-3 Notes immediately prior to such Payment Date, and the denominator of which is the Principal Distributable Amount; and (iii) relating to any other Payment Date, 0%.

     "Noteholders' Principal Carryover Shortfall" means, as of the close of any
      ------------------------------------------
Payment Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall for the preceding Payment Date over the amount in respect of principal that was actually deposited in the Note Distribution Account on such preceding Payment Date.

     "Noteholders' Principal Distributable Amount" means, with respect to any
      -------------------------------------------
Payment Date, (other than the Final Scheduled Payment Date for any Class of Notes), the sum of the Noteholders' Monthly Principal Distributable Amount for such Payment Date and the Noteholders' Principal Carryover Shortfall for such Payment Date. The Noteholders' Principal Distributable Amount on the Final Scheduled Payment Date for any Class of Notes will equal the sum of (i) the Noteholders' Monthly Principal Distributable Amount for such Payment Date,
(ii) the Noteholders' Principal Carryover Shortfall for such Payment Date, and
(iii) the excess of the Outstanding Amount of such Class of Notes, if any, over the amounts described in clauses (i) and (ii).

     "Note Pool Factor" for each Class of Notes as of the close of business on a
      ----------------
Payment Date means a seven-digit decimal figure equal to the outstanding principal amount of such Class of Notes as of such Payment Date after giving effect to principal distributions on such date divided by the original Outstanding Amount of such Class of Notes.

     "Notice of Claim" has the meaning assigned to such term in Section 5A.1(b)
      ---------------
hereof.

     "Obligor" on a Receivable means the purchaser or co-purchasers of the
      -------
Financed Vehicle and any other Person who owes payments under the Receivable.

     "Officer's Certificate" means a certificate signed by the (a) chairman of
      ---------------------
the board, the president, any executive vice president or any vice president and
(b) any treasurer, assistant treasurer, secretary or assistant secretary of the Seller or the Servicer, as appropriate.

     "Opinion of Counsel" means one or more written opinions of counsel who may
      ------------------
be an employee of or counsel to the Seller or the Servicer, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee, the Insurer or the Rating Agencies, as applicable.

     "Original Pool Balance" means the sum, as of any date, of the Pool Balance
      ---------------------
as of the Initial Cutoff Date, plus the aggregate Principal Balance of the Subsequent Receivables, if any, sold to the Trust, as of their respective Subsequent Cutoff Dates.

     "Outstanding" has the meaning assigned to such term in the Indenture.
      -----------

     "Outstanding Amount" means the aggregate principal amount of all Notes or
      ------------------
Class of Notes, as applicable, outstanding at the date of determination.

     "Owner Trust Estate" has the meaning assigned to such term in the Trust
      ------------------
Agreement.

     "Owner Trustee" means Wilmington Trust Company, not in its individual
      -------------
capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

     "Owner Trustee Fee" means $4,000 per annum, payable annually in advance.
      -----------------

     "Payment Date" means the fifteenth day of each calendar month and if such
      ------------
day is not a Business Day, the next succeeding Business Day, commencing in December 1999.

     "PeopleFirst" means PeopleFirst Finance, LLC, and its successors in
      -----------
interest.

     "Person" means any individual, corporation, limited liability company,
      ------
estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Physical Property" has the meaning assigned to such term in the definition
      -----------------
of "Delivery" above.

     "Policy" means the financial guaranty insurance policy issued by the
      ------
Insurer in accordance with the terms of the Insurance Agreement.

     "Policy Claim Amount" has the meaning assigned to such term in Section
      -------------------
5A.1(a) hereof.

     "Pool Balance" means, as of any date of determination, the sum of the
      ------------
Principal Balances of the Receivables (excluding Purchased Receivables and Liquidated Receivables).

     "Pre-Funded Amount" means, with respect to any Payment Date, the amount on
      -----------------
deposit in the Pre-Funding Account (exclusive of Pre-Funding Earnings), which initially shall be $38,746,001.80.

     "Pre-Funding Account" has the meaning specified in Section 5.1(a)(iii).
      -------------------

     "Pre-Funding Earnings" means any investment earnings (net of losses) on
      --------------------
amounts on deposit in the Pre-Funding Account.

     "Pre-Funding Period"  shall mean the period from and including the Closing
      ------------------
Date and ending on the earliest of: (a) the last day of the Collection Period on which the Pre-Funded Amount (after giving effect to any transfers therefrom in connection with the transfer of Subsequent Receivables to the Trust on or before such date) is less than $100,000, (b) the date on which an Event of Default occurs and (c) the close of business on February 29, 2000.

     "Preference Claim" has the meaning assigned to such term in Section 5A.2(b)
      ----------------
hereof.

     "Premium Letter" has the meaning assigned to such term in the Insurance
      --------------
Agreement.

     "Pledge Agreement" has the meaning assigned to such term in the Insurance
      ----------------
Agreement.

     "Principal Balance" means, with respect to any Receivable, as of any date,
      -----------------
the Amount Financed minus (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the terms of the Receivable and the Simple Interest Method, and (ii) any Cram Down Loss in respect of such Receivable.

     "Principal Carryover Shortfall" means, as of the close of business on any
      -----------------------------
Payment Date, the excess of the Principal Distributable Amount plus any outstanding Principal Carryover Shortfall from the preceding Payment Date over the amount of principal deposited in the Note Distribution Account and the Certificate Distribution Account, with respect to such current Payment Date.

     "Principal Distributable Amount" means, with respect to any Payment Date,
      ------------------------------
the sum of the Monthly Principal Distributable Amount for such Payment Date and the Principal Carryover Shortfall for the prior Payment Date.

     "Purchase Amount" means with respect to a Receivable, the Principal Balance
      ---------------
and all accrued and unpaid interest on the Principal Balance of such Receivable (including one month's interest thereon, in the month of payment, at the APR less, so long as PeopleFirst is the Servicer, the Servicing Fee), after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any.

     "Purchased Receivable" means a Receivable purchased as of the close of
      --------------------
business on the last day of a Collection Period by the Servicer pursuant to
Section 4.7 of this Agreement or repurchased by the Seller or the Transferor, as applicable, pursuant to Section 3.2 of the Agreement.

     "Rating Agency" means each of Standard & Poor's and Moody's, and together,
      -------------
the "Ratings Agencies". If no such organization or successor maintains a rating on the Notes, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller and acceptable to the Insurer (so long as an Insurer Default shall not have occurred and be continuing), notice of which designation shall be given to the Indenture Trustee, Owner Trustee and the Servicer.

     "Rating Agency Condition" means, with respect to any action, that each
      -----------------------
Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that the Rating Agencies shall have notified the Seller, the Servicer, the Owner Trustee, Insurer, the Depositor, the Issuer and the Indenture Trustee in writing that such action will not result in a reduction, qualification or withdrawal of the then current rating of any Class of Notes.

     "Realized Losses" means, with respect to any Receivable that becomes a
      ---------------
Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds to the extent allocable to principal.

     "Receivable" means any Contract listed on Schedule A, as such Schedule
      ----------
shall be amended to reflect the transfer of Subsequent Receivables to the Trust (which Schedule may be in the form of microfiche).

     "Receivable Files" means the documents specified in Section 3.3.
      ----------------

     "Record Date" means, with respect to each Payment Date, the close of
      -----------
business on the Business Day preceding such Payment Date, unless otherwise specified in this Agreement.

     "Registrar of Titles" means, with respect to any state, the governmental
      -------------------
agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

     "Remaining Pre-Funding Amount"  means, if the Pre-Funded Amount has not
      ----------------------------
been reduced to zero on the Mandatory Redemption Date, after giving effect to any reductions in the Pre-Funded Amount on such date pursuant to Section 5.6(a)(ii), the amount remaining in the Pre-Funding Account at such time, exclusive of the Pre-Funding Earnings, if any, for the related Collection Period.

     "Reserve Account" means the account designated as such, established and
      ---------------
maintained pursuant to the Reserve Account Agreement.

     "Reserve Account Agreement"  means the Master Reserve Account Agreement
      -------------------------
dated as of November 1, 1999 among the Transferor, the Insurer and the Indenture Collateral Agent.

     "Reserve Account Balance" means, for any Payment Date, the amount on
      -----------------------
deposit in the Reserve Account. Unless specifically stated to the contrary, the Reserve Account Balance shall be calculated after giving effect to all deposits and withdrawals therefrom on the prior Payment Date (or, in the case of the first Payment Date, the Closing Date) and all interest and other income (net of losses and investment expenses) on such amounts during the related Collection Period.

     "Reserve Account Initial Deposit" means $1,576,612.21.
      -------------------------------

     "Scheduled Payment" on a Receivable means that portion of the payment
      -----------------
required to be made by the Obligor during the respective Collection Period sufficient to amortize the Principle Balance thereof under the Simple Interest Method over the term of the Receivable and to provide interest at the APR.

     "Seller" means PeopleFirst Finance, LLC, a California limited liability
      ------
company, as Seller under this Agreement and its successors in interest to the extent permitted hereunder.

     "Service Contract" means, with respect to a Financed Vehicle, the
      ----------------
agreement, if any, financed under the related Receivable that provides for the repair of such Financed Vehicle, including any extended warranties.

     "Servicer" means PeopleFirst Finance, LLC, as the servicer of the
      --------
Receivables, and each successor Servicer pursuant to Section 7.3 or 8.2 of the Agreement.

     "Servicer Default" means an event specified in Section 8.1 of this
      ----------------
Agreement.

     "Servicer's Certificate" means an Officer's Certificate of the Servicer
      ----------------------
delivered pursuant to Section 4.9 of this Agreement, substantially in the form of Exhibit D hereto.

     "Servicing Fee" has the meaning specified in Section 4.8 of this Agreement.
      -------------

     "Servicing Fee Rate" means 0.50% per annum.
      ------------------

     "Servicing Standard" shall have the meaning assigned to such term in
      ------------------
Section 4.1 hereof.

     "Simple Interest Method" means the method of allocating a fixed level
      ----------------------
payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made (in some states assuming 30 day months), divided by the actual number of days in a year (360 days in states which assume 30 day months) and the remainder of such payment is allocable to principal.

     "Simple Interest Receivable" means any Receivable under which the portion
      --------------------------
of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "Standard & Poor's" means Standard & Poor's Ratings Group, a division of
      -----------------
The McGraw-Hill Companies, Inc., or its successors.

     "Subsequent Cutoff Date" means, with respect to a Subsequent Receivable,
      ----------------------
the opening of business on the first day of the month in which such Subsequent Receivable is conveyed to the Trust pursuant to this Agreement.

     "Subsequent Receivables" means the Receivables transferred to the
      ----------------------
Transferor and its assigns pursuant to Sections 2.2, 2.3 and 2.4 of this Agreement and each Subsequent Transfer Agreement, which Subsequent Receivables shall be listed on Schedule A to the related Subsequent Transfer Agreement.

     "Subsequent Reserve Account Deposit" shall mean, with respect to any
      ----------------------------------
Subsequent Transfer Date, cash or Permitted Investments having a value equal to 2.0% of the aggregate Principal Balances as of the related Subsequent Cutoff Date of the Subsequent Receivables conveyed to the Trust on such Subsequent Transfer Date.

     "Subsequent Transfer Agreement" means an agreement among the Issuer, the
      -----------------------------
Transferor, the Seller, the Servicer, the Depositor, the Indenture Trustee, the Backup Servicer and the Custodian, pursuant to which the Transferor will acquire Subsequent Receivables from the Seller and transfer such Subsequent Receivables to the Depositor, which will transfer such Subsequent Receivables to the Issuer.

     "Subsequent Transfer Date" means, with respect to Subsequent Receivables,
      ------------------------
any date, occurring not more frequently than once a month, during the Pre-Funding Period on which Subsequent Receivables are to be transferred from the Seller to the Transferor, the Transferor to the Depositor and the Depositor to the Issuer, pursuant to this Agreement, and a Subsequent Transfer Agreement is executed and delivered.

     "Transferor" means PF Funding II, LLC, and its successors in interest.
      ----------

     "Transferor Property"  has the meaning assigned to such term in Section 2.1
      -------------------
hereof.

     "Trust" means the Issuer.
      -----

     "Trust Account Property" means the Trust Accounts, all amounts and
      ----------------------
investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

     "Trust Accounts" has the meaning assigned thereto in Section 5.1 of the
      --------------
Agreement.

     "Trust Agreement" means the Trust Agreement dated as of November 1, 1999,
      ---------------
between the Depositor and the Owner Trustee, as the same may be amended and supplemented from time to time.

     "Trust Officer" means, (i) in the case of the Indenture Trustee, the
      -------------
chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and (ii) in the case of the Owner Trustee, any officer in the corporate trust office of the Owner Trustee with direct responsibility for the administration of this Agreement or any of the Basic Documents on behalf of the Owner Trustee.

     "Trust Property" has the meaning assigned to such term in the Trust
      --------------
Agreement.

     "UCC" means the Uniform Commercial Code as in effect in the State of New
      ---
York on the date of the Agreement.

     "Underwriting Agreement" means the agreement dated as of November 17, 1999,
      ----------------------
among the Depositor, PeopleFirst, PeopleFirst.com Inc., the Transferor, and Prudential Securities Incorporated, as the same may be amended and supplemented from time to time.

     "Weighted Average Rate" means, with respect to any date of determination, a
      ---------------------
per annum rate equal to (A) the sum of (i) the product of (x) the Outstanding Amount of the Class A-1 Notes on such date and (y) the Class A-1 Interest Rate, plus (ii) the product of (x) the Outstanding Amount of the Class A-2 Notes on such date and (y) the Class A-2 Interest Rate, plus (iii) the product of (x) the Outstanding Amount of the Class A-3 Notes on such date and (y) the Class A-3 Interest Rate divided by (B) the Outstanding Amount of the Notes on such date; provided that if the date of determination is a Payment

Date, then the Outstanding Amount of any class of Notes shall be determined after giving effect to all payments made on such date.

     "Yield Supplement Account" means the account designated, established and
      ------------------------
maintained pursuant to Section 5.1 hereof.

     "Yield Supplement Account Initial Deposit" means $345,461.85.
      ----------------------------------------

     "Yield Supplement Account Required Amount" means, on the Closing Date,
      ----------------------------------------
$345,461.85 and, as of the close of business on any Payment Date, an amount equal to the sum of all projected Yield Supplement Amounts for all future Payment Dates, assuming that future Scheduled Payments on the Receivables are made on their scheduled due dates.

     "Yield Supplement Amount" with respect to any Payment Date will be
      -----------------------
determined by aggregating for all of the Receivables, one twelfth (1/12) of the difference (if positive) between (x) the product of (i) the Principal Balance of such Receivable multiplied by (ii) the Weighted Average Rate plus 0.535% (which percentage represents the Servicing Fee Rate plus 0.035%) and (y) the product of
(i) the Principal Balance of such Receivable multiplied by (ii) the APR on such Receivable.

     SECTION 1.2.   Other Definitional Provisions
                    -----------------------------

          (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture, or, if not defined therein, in the Trust Agreement.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

          (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

          (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                           Conveyance of Receivables
                           -------------------------

     SECTION 2.1.   Conveyance of Initial Receivables.  In consideration of the
                    ---------------------------------
Transferor's delivery to or upon the order of the Seller on the Closing Date of the net proceeds from the sale of the Notes and the Certificates and the other amounts to be distributed from time to time to the Seller in accordance with the terms of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to Transferor, without recourse (subject to the obligations set forth herein), all right, title and interest of the Seller in and to:

          (a) the Initial Receivables, and all moneys received thereon after the Initial Cutoff Date and all Net Liquidation Proceeds with respect to such Receivables;

          (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and any other interest of the Seller in such Financed Vehicles;

          (c) any proceeds with respect to the Initial Receivables from claims on any theft, physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Initial Receivables;

          (d) all rights under any Service Contracts on the related Financed Vehicles;

          (e)  the related Receivables Files; and

          (f) the proceeds of any and all of the foregoing (the items specified in clauses (a) through (e) are referred to herein as the "Transferor Property").

     In connection with such sale, the Seller agrees to record and file, at its own expense, financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables for the sale of accounts and chattel paper meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables to the Issuer.

     It is the intention of the Seller that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other Transferor Property from the Seller to the Transferor and the beneficial interest in and title to the Receivables and the other Transferor Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a security agreement and the Seller does hereby grant a security interest in the property referred to in this Section 2.1 for the benefit of the Transferor.

     SECTION 2.2.   Conveyance of Subsequent Receivables.  (a)  Subject to the
                    ------------------------------------
conditions set forth in paragraph (b) below, in consideration of the Transferor's delivery on each related Subsequent Transfer Date to or upon the order of the Seller of the amount described in Section 5.7(a) to be delivered to the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Transferor without recourse (subject to the obligations set forth herein), all right, title and interest of the Seller in and to:

               (i) the Subsequent Receivables listed on Schedule A to the related Subsequent Transfer Agreement and all monies received thereon after the related Subsequent Transfer Date and all Net Liquidation Proceeds with respect to such Receivables;

               (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to such Subsequent Receivables and any other interest of the Seller in such Financed Vehicles;

               (iii) any proceeds with respect to such Subsequent Receivables from claims on any theft, physical damage, credit life or disability insurance policies covering the related Financed Vehicles or Obligors and any proceeds from the liquidation of such Subsequent Receivables;

               (iv) all rights under any Service Contracts on the related Financed Vehicles:

               (v)   the related Receivables Files;

               (vi)  the proceeds of any and all of the foregoing.

          (b) The Seller shall transfer to the Transferor the Subsequent Receivables and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

               (i) the Seller shall have provided the Indenture Trustee, the Owner Trustee, the Insurer and the Rating Agencies with an Addition Notice not later than five (5) Business Days prior to such Subsequent Transfer Date and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Receivables;

               (ii) the Seller shall have executed and delivered to the Transferor, which shall have delivered to the Depositor, which shall have delivered to the Issuer a duly executed Subsequent Transfer Agreement which shall include supplements to Schedule A, listing the Subsequent Receivables;

               (iii) the Seller shall, to the extent required by Section 5.2, have deposited in the Collection Account all collections in respect of the Subsequent Receivables since the related Subsequent Cutoff Date;

               (iv) as of each Subsequent Transfer Date, (A) the Seller shall not be insolvent and shall not become insolvent as a result of the transfer of Subsequent Receivables on such Subsequent Transfer Date,
          (B) the Seller shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (C) such transfer shall not have been made with actual intent to hinder, delay or defraud any Person and (D) the assets of the Seller shall not constitute unreasonably small capital to carry out its business as conducted;

               (v)   the Pre-Funding Period shall not have terminated;

               (vi) after giving effect to any transfer of Subsequent Receivables on a Subsequent Transfer Date, the Receivables transferred to the Trust pursuant to this Agreement shall meet the following criteria (based on the characteristics of the Initial Receivables on the Initial Cutoff Date and the Subsequent Receivables on the related Subsequent Cutoff Dates): not more than 10% of the Pool Balance based on aggregate Principal Balance shall have Obligors whose mailing addresses are in any one state other than California unless an Opinion of Counsel acceptable to the Rating Agencies and the Insurer with respect to the security interest in the related Financed Vehicles is furnished by the Seller on or prior to such Subsequent Transfer Date;

               (vii) each Subsequent Receivable shall have an APR of 6.88% or higher and a remaining term to stated maturity of not more than 60 months;

               (viii) each of the representations and warranties made by the Seller pursuant to Section 3.1 with respect to the Subsequent Receivables to be transferred on such Subsequent Transfer Date and pursuant to Section 6.1 on such Subsequent Transfer Date shall be true and correct as of the related Subsequent Transfer Date, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date;

               (ix) the Seller shall, at its own expense, on or prior to the Subsequent Transfer Date indicate in its computer files that the Subsequent Receivables identified in the Subsequent Transfer Agreement have been sold by the Seller to the Transferor, assigned by the Transferor to the Depositor and assigned by the Depositor to the Issuer pursuant to this Agreement and pledged to the Indenture Trustee pursuant to the Indenture;

               (x) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Trust in the Owner Trust Estate and the first perfected security interest of the Indenture Trustee in the Collateral;

               (xi) no selection procedures adverse to the interests of the Noteholders, the Certificateholders or the Insurer shall have been utilized in selecting the Subsequent Receivables;

               (xii) the addition of any such Subsequent Receivables shall not result in a material adverse tax consequence to the Trust, the Noteholders or the Certificateholders;

               (xiii) the Seller shall have delivered (A) to the Rating Agencies, the Indenture Trustee and the Insurer an Opinion of Counsel with respect to the transfer of such Subsequent Receivables substantially in the form of the Opinion of Counsel delivered to the Rating Agencies, the Indenture Trustee and the Insurer on the Closing Date and (B) to the Indenture Trustee the Opinion of Counsel required by Section 11.2(b);

               (xiv) each Rating Agency shall have confirmed that the rating on the Notes shall not be withdrawn or reduced as a result of the transfer of such Subsequent Receivables to the Trust;

               (xv) the Insurer (so long as no Insurer Default shall have occurred and be continuing), in its absolute and sole discretion, shall have approved the transfer of such Subsequent Receivables to the Trust;

               (xvi) the applicable Subsequent Reserve Account Deposit shall have been made;

               (xvii) the Seller shall have delivered to the Insurer and the Indenture Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b); and

               (xviii) no Event of Default has occurred and is continuing.

     The Seller covenants that in the event any of the foregoing conditions precedent are not satisfied with respect to any Subsequent Receivable on the date required as specified above, the Seller will immediately repurchase each such Subsequent Receivable from the Transferor, at a price equal to the Purchase Amount thereof, in the manner specified in Section 4.7.

     Upon each conveyance pursuant to the terms of this Sections 2.2, 2.3 and
2.4 hereof and a Subsequent Transfer Agreement, such Subsequent Receivables shall be deemed to be Transferor Property.

     The Seller agrees to transfer to the Transferor pursuant to Section 2.2(a), Subsequent Receivables with an Aggregate Principal Balance as of the related Subsequent Cutoff Dates of approximately $39,536,737, subject only to the availability thereof.

     SECTION 2.3. Conveyance from Transferor to Depositor. For valuable
                  ---------------------------------------
consideration, the transfer of which is hereby acknowledged, the Transferor does hereby transfer, assign, set over and otherwise convey to the Depositor, all right title and interest of the Transferor (but none of its obligations) in the Transferor Property, this Agreement, each Subsequent Transfer Agreement, each Subsequent Receivable and the Custodial Agreement, including all of the duties and obligations of each party hereto and thereto (collectively, the "Depositor Property").

     It is the intention of the Transferor that the transfer and assignment contemplated by this Section 2.3 shall constitute a sale of the Receivables and other Depositor Property from the Transferor to the Depositor and the beneficial interest in and title to the Receivables and the other Depositor Property shall not be part of the Transferor's estate in the event of the filing of a bankruptcy petition by or against the Transferor under any bankruptcy law. In the event that, notwithstanding the intent of the Transferor, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a security agreement and the Transferor does hereby grant a security interest in the property referred to in this Section 2.3 for the benefit of the Depositor.

     The Transferor covenants that in the event that after any Subsequent Transfer Date it receives notice or becomes aware that any of the conditions precedent set forth in Section 2.2(b) are not satisfied with respect to any Subsequent Receivable on the date required as specified above, the Transferor will immediately repurchase such Subsequent Receivable from the Depositor, at a price equal to the Purchase Amount thereof, in the manner specified in Section 4.7.

     SECTION 2.4. Conveyance from Depositor to Trust. For valuable
                  ----------------------------------
consideration, the transfer of which is hereby acknowledged, the Depositor does hereby transfer, assign, set over and otherwise convey to the Trust, all right title and interest of the Depositor (but none of its obligations) in the Depositor Property, this Agreement, each Subsequent Transfer Agreement, each Subsequent Receivable and the Custodial Agreement, including all of the duties and obligations of each party hereto and thereto collectively, the "Trust Property").

     It is the intention of the Depositor that the transfer and assignment contemplated by this Section 2.4 shall constitute a sale of the Receivables and other Trust Property from the Depositor to the Trust and the beneficial interest in and title to the Receivables and the other Trust Property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event that, notwithstanding the intent of the Depositor, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a security agreement and the Depositor does hereby grant a security interest in the property referred to in this Section 2.4 for the benefit of the Noteholders, Certificateholders and the Insurer.

     The Seller covenants that in the event that after any Subsequent Transfer Date it receives notice or becomes aware that any of the conditions precedent set forth in Section 2.2(b) were not satisfied with respect to any Subsequent Receivable on the date required as specified above, the Seller will immediately repurchase such Subsequent Receivable, at a price equal to the Purchase Amount thereof, in the manner specified in Section 4.7.

     SECTION 2.5. Closing.  The conveyance of the Receivables shall take place
                  -------
at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166 on the Closing Date, simultaneously with the closing of the transactions related to the Notes and the Certificates. Upon the acceptance by the Depositor of the net proceeds from the sale of the Notes, the ownership of each Receivable and the contents of the related Receivable File will be vested in the Issuer, subject to the lien of the Indenture.

                                  ARTICLE III

                                The Receivables
                                ---------------

     SECTION 3.1. Representations and Warranties. The Seller makes the following
                  ------------------------------
representations and warranties to the Transferor, on which the Transferor, is deemed to have relied in acquiring the Receivables and (ii) Transferor makes the following representations and warranties upon which each of the Depositor and the Issuer is deemed to have relied in acquiring the Receivables and upon which the Insurer shall be deemed to rely in issuing the Policy. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of Initial Receivables, as of the related Subsequent Transfer Date in the case of Subsequent Receivables, but shall survive the sale, transfer and assignment of the Receivables to the Transferor, the Depositor and the Trust and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  Title. It is the intention of (i) the Seller that the transfer
               -----
and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Transferor and that the beneficial interest in and title to such Receivables not be part of the debtor's estate in the event of the filing of a petition for receivership by or against the Seller under any bankruptcy law,
(ii) the Transferor that the transfer and assignment herein contemplated constitute an assignment of the Receivables from the Transferor to the Depositor and that the beneficial interest in and title to such Receivables not be part of the debtor's estate in the event of the filing of a petition for receivership by or against the Transferor under any bankruptcy law and (iii) the Depositor that the transfer and assignment herein contemplated constitute an assignment of the Receivables from the Depositor to the Trust and that the beneficial interest in and title to such Receivables not be part of the debtor's estate in the event of the filing of a petition for receivership by or against the Depositor under any bankruptcy law. Immediately prior to the transfer and assignment herein contemplated, (i) the Seller had good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof, (ii) the Transferor shall have good and marketable title to each such Receivable, free and clear of all Liens, and (iii) the Depositor shall have good and marketable title to each such Receivable, free and clear of all Liens; and the transfer of the

Receivables to the Transferor, the Depositor and the Issuer has been perfected under the UCC. No Dealer or any other Person has any right to receive proceeds of any Receivables.

     (b)  All Filings Made.  All filings (including, without limitation, UCC
          ----------------
filings) necessary in any jurisdiction to give the Transferor, Depositor, the Issuer and Indenture Trustee, a first priority perfected ownership interest in the Receivables, and to give the Transferor, Depositor and Indenture Trustee a first priority perfected security interest therein, shall have been made.

     (c)  Characteristics of Receivables.  Each Receivable (i) shall have been
          ------------------------------
originated in the United States of America by the Seller in the ordinary course of the Seller's business in accordance with its underwriting guidelines and shall have been fully and properly executed by the parties thereto, (ii) shall have created or shall create a valid, subsisting and enforceable first priority security interest in favor of the Seller in the Financed Vehicle, which security interest has been assigned by the Seller to the Transferor which security interest has been assigned from the Transferor to the Depositor and from the Depositor to the Issuer, which has assigned such security interest to the Indenture Trustee, (iii) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (iv) shall be Simple Interest Receivables and shall provide for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed over the original term and yield interest at the rate per annum specified on Schedule A hereto, and has not been amended or collections with respect to which have been waived and (v) shall be denominated in U.S. dollars.

     (d) Not more than 1.0% of Obligors with respect to the Receivables shall have a minimum FICO score of less than 680.

     (e) At least three (3) Scheduled Payments shall have been received with respect to each Receivable.

     (f) As of the Initial Cutoff Date, at least 90% of Obligors make their Scheduled Payments by means of ACH withdrawal by or on behalf of the Servicer.

     (g)  Schedule of Receivables.  The information set forth in Schedule A to
          -----------------------
this Agreement is true and correct in all material respects as of the close of business on the Initial Cutoff Date or, with respect to any Subsequent Receivables, as of the close of business on the related Subsequent Cutoff Date, and no selection procedures believed by the Seller to be adverse to the Noteholders, the Certificateholders or the Insurer were utilized in selecting the Receivables. The Computer Tape regarding the Receivables is true and correct in all material respects as of the Initial Cutoff Date and will be true and correct as of each Subsequent Cutoff Date.

     (h)  Compliance With Law.  Each Receivable complied at the time it was
          -------------------
originated or made and at the execution of this Agreement complies (or the applicable Subsequent Transfer Agreement will comply) in all material respects with all requirements of applicable Federal, state and local laws and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Rees-Levering Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, state adaptations of the National Consumer Act, the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws.

     (i)  Binding Obligation. Each Receivable represents the legal, valid and
          ------------------
binding payment obligation in writing of the Obligor thereunder, enforceable by the holder thereof in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect related to or affecting creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity); and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

     (j)  No Government Obligor. None of the Receivables are due from the United
          ---------------------
States of America or any State or from any agency, department, instrumentality or political subdivision of the United States of America or any state.

     (k)  Security Interest in Financed Vehicle. Immediately prior to the
          -------------------------------------
assignment and transfer thereof to the Trust, each Receivable is secured by a validly perfected first priority security interest in the Financed Vehicle in favor of PeopleFirst as secured party or all necessary and appropriate actions have been commenced that will result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of PeopleFirst as secured party within 120 days of the origination of each such Receivable. Immediately after the assignment and transfer thereof to the Trust, although the Lien Certificate will not indicate the Trust or the Owner Trustee as secured party, each Receivable will be secured by an enforceable and perfected security interest in the Financed Vehicle in favor of the Trust as secured party, which security interest is prior to all other Liens in such Financed Vehicle.

     (l)  Receivables in Force. No Receivable has been satisfied, subordinated
          --------------------
or rescinded, nor has any Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part unless another vehicle has been substituted as collateral securing the Receivable without any other modification to such Receivable.

     (m)  No Waiver or Amendment. No provision of a Receivable has been waived
          ----------------------
or amended except as permitted pursuant to Section 4.2 hereof. Such Receivable has not been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     (n)  No Defenses. No right of rescission, setoff, counterclaim or defense
          -----------
has been asserted or threatened with respect to any Receivable.

     (o)  No Liens. There are no Liens or claims, including Liens for work,
          --------
labor, storage, materials or unpaid state or federal taxes relating to any Financed Vehicle securing the related Receivable, that are or may be prior to or equal to the Lien granted by such Receivable.

     (p)  No Default. No Initial Receivable has a payment that is more than 30
          ----------
days delinquent as of the Initial Cutoff Date or, with respect to any Subsequent Receivables, of not more than 30 days delinquent as of the related Subsequent Cutoff Date and, except as permitted in this paragraph, no default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable shall have arisen as of the Initial Cutoff Date with respect to the Initial Receivables or the Subsequent Cutoff Date with respect to the Subsequent Receivables; and the Seller has not waived and shall not waive any of the foregoing.

     (q)  No Bankruptcies. No Obligor on any Receivable was the subject of a
          ---------------
bankruptcy proceeding commenced following the execution of the related Contract.

     (r)  No Repossessions. As of the Initial Cutoff Date, no Financed Vehicle
          ----------------
securing any Receivable is in repossession status and, as of the related Subsequent Cutoff Date, no Financed Vehicle securing any Subsequent Receivable will be in repossession status.

     (s)  Adverse Selection. No selection procedures adverse to the Noteholders,
          -----------------
the Certificateholders or the Insurer were utilized in selecting the Receivables from those owned by the Seller which met the selection criteria contained in this Agreement.

     (t)  Chattel Paper. Each Receivable constitutes "chattel paper" as defined
          -------------
in the UCC.

     (u)  Insurance. The Obligor with respect to each Receivable agreed in the
          ---------
related Contract to obtain insurance covering the Financed Vehicle insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision insurance coverage (i) in an amount at least equal to the lesser of (x) its maximum insurable value or (y) the Principal Balance due from the Obligor under such Receivable and (ii) naming PeopleFirst as loss payee.

     (v)  Lawful Assignment. No Receivable was originated as of the Initial
          -----------------
Cutoff Date or, with respect to any Subsequent Receivables, as of the related Subsequent Cutoff Date, or, is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable under this Agreement is unlawful, void or voidable. The Seller has not entered into any agreement with any Obligor or other Person that prohibits, restricts or conditions the assignment of any portion of the Receivables.

     (w)  One Original. There is only one original executed copy of each
          ------------
Receivable.

     (x)  Location of Receivable Files. The Receivable Files shall be kept at
          ----------------------------
one or more of the locations listed in Schedule B and each item required to be in a Receivable File is in such Receivable File.

     (y)  Computer Records. As of the Closing Date, the accounting and computer
          ----------------
records relating to the Initial Receivables of the Seller have been marked to show the absolute ownership by the Owner Trustee on behalf of the Trust of the Initial Receivables, and, as of any Subsequent Transfer Date the accounting and computer records relating to the Subsequent Receivables will be marked to show the absolute ownership by the Owner Trustee on behalf of the Trust of the Subsequent Receivables.

     (z)  Taxes. There are no state or local taxing jurisdictions which have
          -----
asserted that nonresident holders of certificates in, or notes issued by, an entity which holds assets similar to the assets to be held by the Trust are subject to the jurisdiction's income or other taxes solely by reason of the location in the jurisdiction of the Owner Trustee, the Seller, the Servicer or the Obligors or the assets securing the Receivables held by the Trust, or the issuer of a financial guaranty insurance policy.

     (aa) Maturity of Receivables. Each Receivable has a final maturity date
          -----------------------
not later than nine (9) months before August 31, 2005; each Receivable has an original term to stated maturity of not more than 60 months; the weighted average original term of the Initial Receivables is approximately 55.74 months; the weighted average remaining term of the Initial Receivables is approximately
48.72 months as of the Initial Cutoff Date.

     (bb) Financing. Approximately 61.54% of the aggregate Principal Balance of
          ---------
the Initial Receivables, constituting approximately 2,520 of the Initial Receivables as of the Cutoff Date, represent new vehicles; approximately 17.53% of the aggregate Principal Balance of the Initial Receivables, constituting approximately 1,015 Receivables as of the Initial Cutoff Date, represent used vehicles; approximately 13.38% of the aggregate Principal Balance of the Initial Receivables, constituting approximately 763 of the Initial Receivables as of the Initial Cutoff Date, represent refinances of existing loans; and approximately 7.55% of the aggregate Principal Balance of the Initial Receivables, constituting approximately 4,742 of the Initial Receivables as of the Initial Cutoff Date, represent lease buyouts; all of the aggregate Principal Balance of the Initial Receivables as of the Initial Cutoff Date represent Simple Interest Receivables. The aggregate Principal Balance of the Initial Receivables, as of the Initial Cutoff Date, is $78,830,610.41.

     (cc) APR.  The weighted average Annual Percentage Rate of the Receivables
          ---
as of the Cutoff Date is approximately 7.204%. Each Initial Receivable has an APR equal to or greater than 6.99%.

     (dd) Number.  As of the Initial Cutoff Date, there are 4,742 Receivables.
          ------

     (ee) Balance.  Each Initial Receivable has a remaining principal balance of
          -------
not less than $3,432.25 and not more than $71,580.54; as of the Initial Cutoff Date, the average Principal Balance of the Receivables is $16,623.92.

     (ff) Security.  Each Receivable is secured by a new or used automobile or
          --------
light-duty truck.

     (gg) Advance Payments.  Each Receivable had not been paid more than three
          ----------------
months in advance as of the close of business on the Cutoff Date.

     (hh) No Force Placed Insurance.  As of the close of business on the Initial
          -------------------------
Cutoff Date with respect to Initial Receivables and each Subsequent Cutoff Date with respect to Subsequent Receivables, each Receivable was secured by a Financed Vehicle that was not insured by a force placed insurance policy or any vendor's single interest and non-filing insurance policy.

     (ii) Yield Supplement Amounts.  An amount equal to the sum of all projected
          ------------------------
Yield Supplement Amounts for all future Payment Dates with respect to each Receivable, assuming that future payments on such Receivable are made on their scheduled due dates, has been deposited to the Yield Supplement Account on or prior to the Closing Date.

  SECTION 3.2.  Repurchase upon Breach.  (a)  The Seller, the Servicer, the
                ----------------------
Insurer or the Indenture Trustee, as the case may be, shall inform the other parties to this Agreement and the Insurer promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 3.1 hereof. As of the last day of the second (or, if the Seller so elects, the first) month following the discovery by the Seller or receipt by the Seller of notice from any of the Servicer, the Insurer or the Indenture Trustee of such breach, unless such breach is cured by such date, the Seller shall repurchase from the Trust any Receivable in which the interests of the Noteholders, the Certificateholders or the Insurer are materially and adversely affected by any such breach as of such date. The "second month" shall mean the month following the month in which discovery occurs or notice is given, and the "first month" shall mean the month in which discovery occurs or notice is given. In consideration of and simultaneously with the repurchase of a such Receivable, the Seller shall remit to the Indenture Trustee for deposit to the Collection Account the Purchase Amount in the manner specified in Section 5.5 and the Issuer shall execute such assignments and other documents reasonably requested by such person in order to effect such repurchase. The sole remedy of the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders or the Insurer with respect to a breach of representations and warranties made pursuant to Section 3.1 hereof shall be the repurchase of Receivables pursuant to this Section. Subject to the conditions contained herein, neither the Owner Trustee, the Issuer nor the Indenture Trustee shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

     (b) Pursuant to (i) Section 2.3 hereof, the Transferor conveyed to the Depositor and (ii) Section 2.4 hereof, the Depositor conveyed to the Trust, all of the such party's right, title and interest in its rights and benefits, but none of its obligations or burdens, under this Agreement including the Seller's and the Transferor's representations and warranties and the cure or repurchase obligations of the Seller hereunder. Each of the Seller and the Transferor hereby represents and warrants to the Trust that such assignment is valid, enforceable and effective to permit the Trust to enforce such obligations of the Seller hereunder.

  SECTION 3.3.  Custody of Receivables Files.  To assure uniform quality in
                ----------------------------
servicing the Receivables and to reduce administrative costs, the Transferor, Depositor, Indenture Trustee and Owner Trustee hereby appoint the Custodian, and the Custodian hereby accepts such appointment, to act exclusively as the agent for the Indenture Trustee, on behalf of the Noteholders, and the Insurer until the Notes are paid in full and thereafter, on behalf of the Owner Trustee, on behalf of the Certificateholders as custodian of the following documents or instruments which shall be delivered to the Custodian, as of the Initial Cutoff Date (in the case of Initial Receivables) and as of each Subsequent Transfer Date (in the case of Subsequent Receivables transferred on such Subsequent Transfer Date) as pledgee of the Issuer with respect to each Receivable:

     (a) the original loan agreement, promissory note, security agreement or other evidence of the Obligor's indebtedness to repay such Receivable;

     (b) an electronic file containing the information supplied by the Obligor in the original credit application;

     (c) the original certificate of title or such documents that the Servicer shall keep on file, in accordance with its customary procedures, evidencing the security interest of PeopleFirst in the Financed Vehicle (it being understood that the original certificates of title generally are not delivered to the Seller for 120 days but that promptly upon delivery they shall be delivered to the Custodian); and

     (d) any and all other documents that the Servicer shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or a Financed Vehicle.

  SECTION 3.4.  Duties of Custodian. The duties and obligations of the
                -------------------
Custodian are set forth in full in the Custodial Agreement.

  SECTION 3.5.  Retention and Termination of Servicer. The Servicer hereby
                -------------------------------------
covenants and agrees to act as such under this Agreement for an initial term, commencing on the Closing Date and ending on March 31, 2000, which term shall be extendible by the Insurer (provided no Insurer Default has occurred and is continuing) for successive quarterly terms ending on each successive June 30, September 30, December 31 and March 31 (or, pursuant to revocable written standing instructions from time to time to the Servicer and the Indenture Trustee for any specific number of terms greater than one), until the Notes are paid in full. Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive quarterly terms for so long as such instructions are in effect) (a "Servicer Extension Notice") shall be delivered by the Insurer to the Indenture Trustee and the Servicer. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound, for the initial term beginning on the Closing Date and for the duration of the term covered by Servicer Extension Notice, to continue as Servicer subject to and in accordance with the other provisions of this Agreement. Until such time as an Insurer Default shall have occurred and be continuing, the Indenture Trustee agrees that if as of the fifteenth day prior to the last day of any term of the Servicer, the Indenture Trustee shall not have received any Servicer Extension Notice from the Insurer, the Indenture Trustee shall, within five (5) days after, give written notice of such non-receipt to the Insurer and the Servicer and the Servicer's term shall not be extended unless a Servicer Extension Notice is received on or before the last day of such term. Notwithstanding the foregoing, in the event an Insurer Default has occurred and is continuing, the Servicer Extension Notice shall be deemed to have been delivered as of the last day of the current term of the Servicer and extended until the next quarterly period.

                                  ARTICLE IV

                  Administration and Servicing of Receivables
                  -------------------------------------------

  SECTION 4.1.  Appointment and Duties of Servicer.  (a)  The managing,
                ----------------------------------
servicing, administering and making collections on the Contracts shall be conducted by the Person so designated from time to time as Servicer in accordance with this Agreement. PeopleFirst is hereby initially designated as, and hereby agrees to perform, the duties and obligations of the Servicer pursuant to the terms hereof and the other Basic Documents. Subject to the resignation of PeopleFirst as Servicer pursuant to Section 7.5 or the termination of PeopleFirst as Servicer pursuant to Section 8.1 and, in either case, the assumption by the Backup Servicer, or the designation of a successor Servicer hereunder as the case may be, of the Servicer's duties and responsibilities in accordance with Section 8A.7, PeopleFirst shall continue to manage, service, administer and collect on the Receivables pursuant to this Agreement, unless and until expressly agreed otherwise by the Seller, the Issuer and the Controlling Party. The Servicer, as agent for the Issuer and the Insurer (to the extent provided herein), shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) in accordance with all applicable federal, state or local laws and regulations and with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others, and in any event with no less degree of skill and care than would be exercised by a prudent servicer of motor vehicle loans (the "Servicing Standard"), except that the Servicer shall not be obligated, and does not currently intend, to (i) obtain force-placed insurance concerning any Financed Vehicle or (ii) monitor any Obligor's maintenance of such insurance. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment statements to Obligors, accounting for collections and furnishing monthly and annual statements to the Owner Trustee, Indenture Trustee and the Insurer with respect to distributions, reporting tax information, if any, to Obligors and delivering Receivable Files to the Custodian. Subject to the provisions of Section 4.2, the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer, the Certificateholders and the Noteholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments without recourse to the Trust, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Trust (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee or the Indenture Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Trust, the Owner Trustee, the Certificateholders, Indenture Trustee or the Noteholders. The Owner Trustee and the Insurer shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate (as certified to the Owner Trustee and/or the Insurer by the Servicer) to enable the Servicer to carry out its servicing and administrative duties hereunder.

          (b) PeopleFirst hereby agrees that upon the designation of a successor Servicer hereunder or the assumption by the Backup Servicer of the Servicer's duties and responsibilities in accordance with Section 8A.7, PeopleFirst will terminate its activities as Servicer hereunder in accordance with Section 8.1 and, in any case, in a manner which the Indenture Trustee reasonably determines will facilitate the transition of the performance of such activities to such successor Servicer or the Backup Servicer, as the case may be, and PeopleFirst shall cooperate with and assist such successor Servicer or the Backup Servicer, as the case may be.

     SECTION 4.2. Collection and Allocation of Receivable Payments.  (a)  The
                  ------------------------------------------------
Servicer shall collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as is consistent with the Servicing Standard. The Servicer shall allocate collections between principal and interest in accordance with its customary servicing procedures.

          (b) The Servicer may at any time agree to a modification, amendment or extension of a Receivable in order to (i) change the Obligor's regular due date to a date within the Collection Period in which such due date occurs, (ii) reamortize the scheduled payments on the Receivable following a partial prepayment of principal and (iii) grant extensions of a Receivable, provided that the Servicer shall not be permitted to extend the monthly payments on a Receivable more than two times in any twelve-month period, and provided further that the aggregate period of all extensions on a Receivable shall not exceed six months. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable.

          (c) The Servicer may grant payment extensions or deferrals on, or other modifications or amendments to, a Receivable (in addition to those modifications permitted by Section 4.2(a)) in accordance with its customary procedures if the Servicer believes in good faith that such extension, deferral, modification or amendment is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Trust with respect to such Receivable, and is otherwise in the best interests of the Trust; provided
                                                                 --------
however, that:
-------

                 (i) In no event may a Receivable be extended beyond the Collection Period immediately preceding the Final Scheduled Distribution Date;

                 (ii) So long as an Insurer Default shall not have occurred and be continuing, the Servicer shall not amend or modify a Receivable (except as provided in Section 4.2(b)) without the consent of the Insurer;

                 (iii) So long as an Insurer Default shall not have occurred and be continuing, the Aggregate Principal Balance of Receivables which have been extended during any Collection Period (A) shall not exceed 1.0% of the Aggregate Principal Balance of Receivables during such Collection Period (computed as of the Accounting Date immediately prior to the first date of the related Collection Period) and (B) shall not exceed 1.0% of the average of the Aggregate Principal Balance of Receivables for such Collection Period and the three prior Collection Periods (computed as of the Determination Date immediately prior to the first day of the related Collection Period);

                 (iv) So long as an Insurer Default shall not have occurred and be continuing, the Aggregate Principal Balance of Receivables for which payment deferrals have been granted during any Collection Period (A) shall not exceed 1.0% of the Aggregate Principal Balance of Receivables during such Collection Period (computed as of the Accounting Date immediately prior to the first day of the related Collection Period) and (B) shall not exceed 1.0% of the average of the Aggregate Principal Balance of Receivables for such Collection Period and the three prior Collection Periods (computed as of the Determination Date immediately prior to the first day of the related Collection Period);

                 (v) No such extension, modification or amendment shall be granted if such action, when aggregated with all previous extensions, modifications and amendments of Receivables, would have the effect of causing any Notes to be deemed to have been exchanged for other Notes within the meaning of Section 1001 of the Internal Revenue Code of 1986, as amended, or any proposed, temporary or final Treasury Regulations issued thereunder; and

                 (vi) If an Insurer Default shall have occurred and be continuing, the Servicer may not extend or modify any Receivable (other than as permitted by Section 4.2(b)).

          (d) Notwithstanding anything in this Agreement to the contrary, the Servicer may refinance any Receivable by accepting a new promissory note from the related Obligor and depositing the full outstanding Principal Balance of such Receivable into the Collection Account. The receivable created by the refinancing shall not be property of the Issuer.

     SECTION 4.3. Realization upon Receivables. The Servicer shall, in
                  ----------------------------
accordance with the Servicing Standard and in a manner consistent with its customary servicing procedures, repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. From time to time, as appropriate for servicing or foreclosing upon any Receivable, the Owner Trustee shall, upon written request of the Servicer, execute or shall cause to be executed such documents as shall be reasonably necessary to prosecute any such proceedings. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable, consistent with the Servicing Standard, which practices and procedures may include the sale of the related Financed Vehicles at a public or private sale, the submission of claims under an insurance policy and other actions by the Servicer to realize upon a Receivable. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its reasonable discretion that such repair and/or repossession will increase the Net Liquidation Proceeds by an amount greater than the amount of such expenses.

     SECTION 4.4. [RESERVED]

     SECTION 4.5. Maintenance of Security Interests in Financed Vehicles. (a)
                  ------------------------------------------------------
The Servicer shall, in accordance with the Servicing Standard and its customary procedures, take such steps as are necessary to maintain perfection of the first priority security interest created by each Receivable in the related Financed Vehicle in favor of the Seller. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason.

          (b) Upon the occurrence of an Insurance Agreement Event of Default, and subject to the other provisions of this Agreement, the Controlling Party may instruct the Indenture Trustee and the Servicer to take or cause to be taken, upon the occurrence of a Servicer Default, the Owner Trustee and the Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or reperfect the security interests in the Financed Vehicles securing the Receivables in the name of the Indenture Trustee by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Controlling Party, be necessary or prudent. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor.

     SECTION 4.6. Covenants of Servicer.  The Servicer shall not release the
                  ---------------------
Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or payment in full less a deficiency which the Servicer would not attempt to collect in accordance with the Servicing Standard and its customary procedures or in connection with repossession or except as may be required by an insurer in order to receive proceeds from insurance covering such Financed Vehicle, nor shall the Servicer impair the rights of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders, the Insurer or the Noteholders in such Receivables, nor shall the Servicer amend or otherwise modify a Receivable (including the grant of any extension thereunder), except as provided in Section 4.2 hereof.

     SECTION 4.7. Purchase of Receivables upon Breach.  The Seller, the
                  -----------------------------------
Servicer, the Owner Trustee, or the Insurer, as the case may be, shall inform the other parties and the Indenture Trustee promptly, in writing, upon the discovery of any breach of the Servicer's covenants pursuant to Section 4.2(b),
4.5 or 4.6, or of any breach of the Servicer's representations and warranties made pursuant to Section 7.1; provided, however, that the failure to give any
                              --------  -------
such notice shall not affect the obligation of the Servicer under this Section
4.7. As of the last day of the first month following the discovery by the Servicer or receipt by the Servicer of notice from any of the Seller, the Servicer, the Owner Trustee, Insurer or the Indenture Trustee of such breach, unless such breach is cured by such date, the Servicer shall (i) purchase any Receivable in which the interests of the Insurer, the Noteholders or the Certificateholders are materially and adversely affected by such breach as of such date. The "first month" shall mean the calendar month following the month in which discovery occurs or notice is given. In consideration of the purchase of any such Receivable pursuant to the preceding sentence, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.5. The sole remedy of the Issuer, the Indenture Trustee, the Insurer, the Noteholders or the Certificateholders with respect to a breach pursuant to Section 4.2(b), 4.5 or 4.6, or to a breach of representations and warranties pursuant to Section 7.1, shall be limited to the purchase of Receivables in accordance with this Section
4.7. The Indenture Trustee and the Owner Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Receivable pursuant to this Section 4.7.

     SECTION 4.8. Servicing Fee.  The Servicing Fee for a Payment Date shall
                  -------------
equal the sum of the Base Servicing Fee, all Investment Earnings on the Collection Account plus any reimbursement pursuant to Section 5.2. The Servicer also shall be entitled to retain from collections the Base Servicing Fee as provided herein. The Servicer, in its discretion at its election, may defer receipt of all or any portion of the Servicing Fee for any Collection Period to and until a later Collection Period for any reason, including in order to avoid a shortfall in any payments due on any Notes or Certificates. Any such deferred amount shall be payable to (or may be retained from subsequent collections by) the Servicer on demand.

     SECTION 4.9. Servicer's Certificate.  No later than 12:00 noon New York
                  ----------------------
City time on each Determination Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Insurer, the Backup Servicer, the Indenture Collateral Agent and each Rating Agency, a Servicer's Certificate containing, among other things, (i) all information necessary to enable the Indenture Trustee to make any withdrawal and deposit required by Section 5.6, to give any notice required by Section 5.4 and make the distributions required by Section
5.6 and 5.7; (ii) all information necessary to enable the Indenture

Trustee to send the statements required by Section 5.8 to the Owner Trustee, the Noteholders, each Rating Agency and the Insurer; (iii) a listing of all Purchased Receivables for the related Collection Period; (iv) all information necessary to enable the Indenture Trustee to reconcile all deposits to, and withdrawals from, the Collection Account for the related Collection Period and Payment Date, including the accounting required by Section 5.9; (v) the Delinquency Ratio, the Cumulative Default Rate and the Cumulative Net Loss Rate for such Determination Date; (vi) whether any Insurance Agreement Event of Default has occurred as of such Determination Date; (vii) whether any Insurance Agreement Event of Default that may have occurred as of a prior Determination Date is cured as of such Determination Date; (viii) whether to the knowledge of the Servicer an Insurer Default has occurred; and (ix) if the Servicer has granted payment extensions on, or other modifications or amendments to, any Receivables during the related Collection Period, the number of such Receivables extended, modified or amended, the Aggregate Principal Balance of such Receivables and the Principal Balance of such Receivables expressed as a percentage of the outstanding Aggregate Principal Balance as of the related Determination Date. Receivables purchased by the Servicer, the Seller and each receivable which became a Liquidated Receivable or which was paid in full during the related Collection Period shall be identified by account number (as set forth in the Schedule of Receivables on Schedule A hereof). A copy of such certificate may be obtained by any Noteholder or by any Certificateholder by a request in writing to the Indenture Trustee or the Owner Trustee, respectively, addressed to the applicable Corporate Trust Office. The Indenture Trustee shall not be under any obligation to confirm or reconcile the information provided pursuant to this Section 4.9.

     If a Servicer's Certificate contains a manifest error, the Insurer's written notice to the Servicer, the Owner Trustee, and the Indenture Trustee, containing the corrected information shall be deemed to amend such Servicer's Certificate.

     SECTION 4.10. Annual Statement as to Compliance; Notice of Default.  (a)
                   ----------------------------------------------------
The Servicer shall deliver to the Indenture Trustee, the Owner Trustee, the Backup Servicer, and the Insurer, on or before April 30 of each year beginning April 30, 2000, an Officer's Certificate, dated as of the preceding December 31, stating that (i) a review of the activities of the Servicer during the preceding 12-month period and of its performance under this Agreement has been made under such officer's supervision and (ii) based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of such certificate and the report referred to in Section 4.11 to the Rating Agencies. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Certificateholder by a request in writing to the Owner Trustee addressed to the Corporate Trust Office or by any Noteholder by a request in writing to the Indenture Trustee addressed to the Corporate Trust Office.

          (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Backup Servicer, the Indenture Collateral Agent, the Insurer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, an Officer's Certificate specifying any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 8.1.

     SECTION 4.11. Financial Statements. (a)  The Servicer shall cause a firm of
                   --------------------
nationally recognized independent certified public accountants, which may also render other services to the Servicer or the Seller, to deliver to the Seller, the Backup Servicer, the Indenture Trustee, the Owner Trustee and the Insurer on or before April 30 of each year beginning April 30, 2000, an agreed-upon procedures report addressed to the Servicer, the Seller, the Owner Trustee, the Indenture Trustee, the Insurer and each Rating Agency, expressing a summary of findings (based on certain procedures performed on the documents, records and accounting records that such accountants considered appropriate under the circumstances) relating to the servicing of the Receivables, or the administration of the Receivables and of the Trust, as the case may be, during the preceding calendar year and that, on the basis of the accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that such servicing or administration was conducted in compliance with the terms of this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report. In the event such accounting firm requires the Backup Servicer to agree to the procedures to be reported on by such accounting firm in any report delivered pursuant to this Section 4.11, the Servicer shall direct the Backup Servicer in writing to so agree. It is understood and agreed that the Backup Servicer will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and that the Backup Servicer will not make any independent inquiry or investigation as to, and shall have no obligation or liability with respect to, the sufficiency, validity or correctness of such procedures.

     Such report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          (b) The Servicer shall deliver to the Owner Trustee, the Backup Servicer, the Indenture Trustee and the Insurer on or before the 45/th/ day following the end of each calendar quarter the unaudited balance sheet of the Servicer as of the end of the most recent calendar quarter and the related unaudited statements of income and retained earnings of the Servicer for such calendar quarter and for the period equal to the portion of the calendar year ending with such calendar quarter.

     SECTION 4.12. Access to Certain Documentation and Information Regarding
                   ---------------------------------------------------------
Receivables. The Servicer shall provide to representatives of the Indenture
-----------
Trustee, the Owner Trustee, the Insurer, and the Backup Servicer reasonable access to the Receivable Files and if there is a single Holder of the Notes or if there is a single Holder of the Certificates, each such Holder. The Servicer shall provide to the Certificateholders and Noteholders access to the Receivable Files in such cases where the Certificateholders or Noteholders shall be required by applicable statutes or regulations to review such documentation as demonstrated by evidence satisfactory to the Servicer in its reasonable judgment. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

     SECTION 4.13. Servicer Expenses.  The Servicer shall be required to pay all
                   -----------------
expenses incurred by it in connection with its activities hereunder and under any of the Basic Documents, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Certificateholders and Noteholders.

     SECTION 4.14. Appointment of Subservicer.  The Servicer may at any time,
                   --------------------------
with the consent of the Insurer (unless an Insurer Default shall have occurred and be continuing), appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection therewith; provided further, that the Servicer shall remain obligated and be liable to the Transferor, the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders, the Insurer and the Noteholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The Insurer's consent shall not be required for appointment of subservicers or agents in connection with repossession of any Financed Vehicle. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time and none of the Transferor, the Depositor, the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders, the Insurer or the Noteholders shall have any responsibility therefor. Any such subservicer shall perform its duties with the same standard of care applicable to the Servicer pursuant to Section 4.1 of this Agreement.

     SECTION 4.15. Obligations under Basic Documents. The Servicer shall perform
                   ---------------------------------
all of its obligations under the Basic Documents.

     SECTION 4.16. Reports to the Commission.  The Servicer shall, on behalf of
                   -------------------------
the Trust, cooperate with Depositor in connection with the filing with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and the regulations of the Commission thereunder.

                                   ARTICLE V

        Distributions; Statements to Certificateholders and Noteholders
        ---------------------------------------------------------------

     SECTION 5.1.  Establishment of Trust Accounts.
                   -------------------------------

          (a) (i)   On or prior to the Closing Date, the Servicer, for the
          benefit of the Indenture Trustee on behalf of the Noteholders, the Owner Trustee on behalf of the Certificateholders, and the Insurer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee on behalf of the Noteholders, the Owner Trustee on behalf of the Certificateholders and the Insurer. Investment Earnings on funds in the Collection Account shall be paid to the Servicer. The Collection Account shall initially be established with the Indenture Trustee.

              (ii) On or prior to the Closing Date, the Reserve Account shall be established in accordance with the terms of the Reserve Account Agreement. On the Closing Date, the Transferor will deposit the Reserve Account Initial Deposit into the Reserve Account from the net proceeds of the sale of the Initial Receivables. On each Subsequent Transfer Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account and deposit to the Reserve Account an amount equal to the applicable Subsequent Reserve Account Deposit as provided in Section 5.6(a) hereof.

              (iii) On or prior to the Closing Date, the Issuer shall cause the Servicer, for the benefit of the Indenture Trustee on behalf of the Noteholders and the Insurer, to establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Yield Supplement Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee on behalf of the Noteholders and the Insurer. Investment Earnings on funds in the Yield Supplement Account shall be retained in the Yield Supplement Account, subject to Section 5.6 of the Agreement. The Yield Supplement Account shall be initially established with the Indenture Trustee. On the Closing Date, the Transferor will deposit the Yield Supplement Account Initial Deposit into the Yield Supplement Account from the net proceeds of the sale of the Initial Receivables. To the extent, on any Payment Date, the amount on deposit in the Yield Supplement Account (after giving effect to any withdrawals to be made on such Payment Date, but exclusive of net income) is greater than the Yield Supplement Account Required Amount for such Payment Date, then in such event, the

          Servicer shall instruct the Indenture Trustee in writing to deposit such excess amount into the Reserve Account.

                (iv) On or prior to the Closing Date, the Servicer, for the benefit of the Indenture Trustee on behalf of the Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee on behalf of the Noteholders and the Insurer. The Note Distribution Account shall initially be established with the Indenture Trustee.

                (v) On or prior to the Closing Date, the Servicer, for the benefit of the Indenture Trustee on behalf of the Noteholders, the Owner Trustee on behalf of the Certificateholders, and the Insurer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee on behalf of the Noteholders, the Owner Trustee on behalf of the Certificateholders and the Insurer. Investment Earnings in the Pre-Funding Account shall be paid to the Seller in accordance with Section 5.1(a)(ii) hereof.

                (vi) With respect to amounts on deposit in the Pre-Funding Account, in order to assure that sufficient amounts to make required distributions of interest to Noteholders will be available during the Pre-Funding Period, the Issuer shall instruct the Servicer to establish and maintain an Eligible Deposit Account (the "Capitalized Interest Account") with the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Noteholders and the Insurer. On or prior to the Closing Date, the Transferor shall deposit an amount equal to the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account. On the Payment Dates occurring prior to the Mandatory Redemption Date, the Indenture Trustee shall withdraw from the Capitalized Interest Account the Monthly Capitalized Interest Amount for such Payment Date as further provided in Section 5.6. Any amounts remaining in the Capitalized Interest Account on the Mandatory Redemption Date after taking into account such transfer shall be distributed by the Indenture Trustee to the Transferor. Upon any such distributions to the Transferor, the Noteholders, the Certificateholders and the Insurer will have no further rights in, or claims to, such amounts.

          (b) Funds on deposit in the Collection Account, the Pre-Funding Account, the Note Distribution Account and the Yield Supplement Account (the "Trust Accounts") and the Certificate Distribution Account shall be invested by the Indenture Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise); provided, however, it is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments. If the Servicer does not provide the Indenture Trustee, with written direction as to the Eligible Investments, the funds in the Trust Accounts and Certificate Distribution Account shall be invested in the investments specified in clause (1) of the definition of Eligible Investments. All such Eligible Investments shall be held by or on behalf of the Indenture Trustee, for the benefit of the Noteholders and/or the Certificateholders, as applicable. Other than as permitted by the Rating Agencies and the Insurer, funds on deposit in the Collection Account, the Pre-Funding Account, the Capitalized Interest Account, the Note Distribution Account and the Certificate Distribution Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Payment Date. Funds deposited in a Trust Account or the

Certificate Distribution Account on the day immediately preceding a Payment Date upon the maturity of any Eligible Investments are not required to be invested overnight.

           (c) (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (excluding all Investment Earnings on the Collection Account) and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee. If, at any time, any of the Trust Accounts or the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within ten (10) Business Days (or such longer period as to which each Rating Agency and the Insurer may consent) establish a new Trust Account or a new Certificate Distribution Account, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account or a new Certificate Distribution Account, as applicable. In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Servicer shall notify the Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

               (ii) With respect to the Trust Account Property, the Indenture Trustee, and with respect to the Certificate Distribution Account, the Owner Trustee agrees, by its respective acceptance hereof, that:

                    (A) any Trust Account Property or any property in the Certificate Distribution Account that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts subject to the penultimate sentence of Section 5.1(c)(i); and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee with respect to the Trust Accounts and the Owner Trustee (and Certificate Paying Agent) with respect to the Certificate Distribution Account, and the Indenture Trustee or the Owner Trustee (and Certificate Paying Agent), as applicable, shall have sole signature authority with respect thereto;

                    (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting for the Indenture Trustee;

                    (C) any Trust Account Property that is a "certificated security" under Article 8 of the UCC shall be delivered to the Indenture Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting for the Indenture Trustee;

                    (D) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (d) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property in the name of the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting for the Indenture Trustee's;

                    (E) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (D) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security; and

                    (F) any Trust Account Property held through a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) shall be held in a securities account (as such term is defined in Section 8-501(a) of the UCC) that is established by such securities intermediary in the name of the Indenture Trustee for which the Indenture Trustee is the sole entitlement holder (as defined in Section 8-102(a)(7) of the UCC).

     SECTION 5.2. Collections.  (a)  The Servicer shall remit within two (2)
                  -----------
Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables) and all Liquidation Proceeds, both as collected during the Collection Period less any payments owed thereon to the Servicer. For purposes of this Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Servicer or the Seller.

          (b) The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Payment Date pursuant to Section 5.6(b)(ii) upon certification by the Servicer of such amounts and the provision of such information to the Indenture Trustee and the Insurer as may be necessary in the opinion of the Insurer to verify the accuracy of such certification. In the event that the Insurer has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to Section 5.2(b), the Insurer (unless an Insurer Default shall have occurred and be continuing) shall give the Indenture Trustee notice to such effect following receipt of which the Indenture Trustee shall not make a distribution to the Servicer in respect of such amount pursuant to Section 5.6, or if the Servicer prior thereto has been reimbursed pursuant to Section 5.6 or Section 5.9, the Indenture Trustee shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Payment Date.

          (c) If at any time the percentage of Obligors using the automated payment option, which percentage shall be the equivalent of a fraction, the numerator of which is the aggregate Principal Balance of such Obligors' Receivables calculated as of the last day of the immediately preceding Collection Period and the denominator of which is the Aggregate Principal Balance calculated as of the last day of the immediately preceding Collection Period, is below 75%, then the Servicer shall cause all payments by or on behalf of the Obligors that are not using the automated payment option to be deposited into a lockbox account established at a depository institution acceptable to Insurer.

     SECTION 5.3. Application of Collections.  All collections for the
                  --------------------------
Collection Period shall be applied by the Servicer as follows:

     With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied first to interest and then to principal in accordance with the Simple Interest Method.

     SECTION 5.4. Deficiency Notice.   (a)  In the event that the Servicer's
                  -----------------
Certificate with respect to any Determination Date shall state that the amount of the Available Funds with respect to such Determination Date is less than the sum of the amounts payable on the related Payment Date pursuant to clauses (i) through (v) of Section 5.6(b) (such deficiency being a "Deficiency Claim Amount"), then on the Deficiency Claim Date immediately preceding such Payment Date, the Indenture Trustee shall deliver to the Indenture Collateral Agent, the Insurer, the Owner Trustee, the Servicer and the Backup Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "Deficiency Notice"), specifying the Deficiency Claim Amount for such Payment Date.

          (b) Any Deficiency Notice shall be delivered by 10:00 am, New York City time, on the related Deficiency Claim Date. The amounts distributed to the Indenture Trustee pursuant to a Deficiency Notice shall be deposited by the Indenture Trustee into the Collection Account pursuant to Section 5.5.

     SECTION 5.5. Additional Deposits.  The Servicer and the Seller, as
                  -------------------
applicable, shall deposit or cause to be deposited in the Collection Account on the Determination Date following the date on which such obligations are due the aggregate Purchase Amount with respect to Purchased Receivables. On or before each Draw Date, the Indenture Trustee shall remit to the Note Distribution Account any amounts delivered to the Indenture Trustee pursuant to a Notice of Claim and Section 5.10 hereof. All such deposits with respect to a Collection Period shall be made in immediately available funds no later than 10:00 a.m. New York City time, on the Business Day immediately preceding the Payment Date related to such Collection Period.

     SECTION 5.6. Distributions.
                  -------------

          (a) No later than 12:00 noon New York City time on each Payment Date, the Indenture Trustee shall (based solely on the information contained in the Servicer's Certificate delivered on the related Determination Date) cause to be made the following transfers and distributions in the amounts set forth in the Servicer's Certificate for such Payment Date:

                 (i) during the Pre-Funding Period, from the Capitalized Interest Account (a) to the Collection Account, in immediately available funds, the Monthly Capitalized Interest Amount for such Payment Date and (b) to the Seller, in immediately available funds, all Investment Earnings on funds in the Capitalized Interest Account with respect to the Collection Period related to such Payment Date or, if such Payment Date is the Mandatory Redemption Date, all remaining funds in the Capitalized Interest Account after distribution of interest on the Notes on such date;

                 (ii) during the Pre-Funding Period from the Pre-Funding Account
          (a) if such Payment Date is the Mandatory Redemption Date, to the Note Distribution Account, in immediately available funds, the Pre-Funded Amount (exclusive of Pre-Funding Earnings) after giving effect to the purchase of Subsequent Receivables, if any, on the Mandatory Redemption Date, and (b) to the Seller, in immediately available funds, all Pre-Funding Earnings with respect to the Collection Period related to such Payment Date or, if such Payment Date is the Mandatory Redemption Date, all remaining funds in the Pre-Funding Account after giving effect to the purchase of Subsequent Receivables, if any, on the Mandatory Redemption Date;

                 (iii) to the Collection Account from the Yield Supplement Account, the Yield Supplement Amount;

                 (iv) if, the transfers pursuant to subsection (ii) and (iii) above are insufficient for distributions pursuant to subsections 5.6(b)(i) through 5.6(b)(v), pursuant to the Reserve Account Agreement, to the Collection Account, the Deficiency Claim Amount, in accordance with Section 5.4 hereof;

          (b) On each Payment Date, the Indenture Trustee shall (based solely on the information contained in the Servicer's Certificate delivered with respect to the related Determination Date) distribute the following amounts and in the following order of priority:

                 (i) from the Distribution Amount, to the Servicer, the Base Servicing Fee for the related Collection Period, and any amounts specified in Section 5.2(b), to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to Section 5.9 and to the extent not retained by the Servicer;

                 (ii)  from the Distribution Amount, pro rata, (i) to the
                                                     --- ----
          Indenture Trustee, the Indenture Trustee Fee, to the Backup Servicer, the Backup Servicer Fee and expenses (provided that all expenses incurred by the Backup Servicer in connection with its assumption of the role of Servicer shall not exceed $35,000 in the aggregate, at any time when the Notes are Outstanding); and (ii) to the Owner Trustee, the Owner Trustee fee in accordance with the agreement between the Servicer and the Owner Trustee;

                 (iii) from the Distribution Amount, to the Note Distribution Account, the Noteholders' Interest Distributable Amount;

                 (iv) from the Distribution Amount, to the Note Distribution Account, the Noteholders' Principal Distributable Amount;

                 (v) from the Distribution Amount, to the Insurer, to the extent of any amounts owing to the Insurer under the Insurance Agreement and not paid;

                 (vi) from the Available Funds, to the Reserve Account, all Available Funds remaining after distributions pursuant to clauses (i) through (v) above;

                 (vii) from amounts, if any, released from the Reserve Account on such Payment Date pursuant to the terms of the Reserve Account Agreement for deposit in the Certificate Distribution Account (A) the Certificateholders' Monthly Principal Distributable Amount, and second, (B) the remaining amount, for distribution to the Class R Certificateholders.

     provided, however, that, (A) following an acceleration of the Notes or, (B) if an Insurer Default shall have occurred and be continuing, following the occurrence of an Event of Default pursuant to Section 5.1(i), 5.1(ii), 5.1(iii), 5.1(v) or 5.1(vi) of the Indenture, amounts deposited in the Note Distribution Account and the Certificate Distribution Account shall be paid to the Noteholders and the Certificateholders in accordance with the provisions of
Section 5.6 of the Indenture.

          (c) In the event that the Collection Account is maintained with an institution other than the Indenture Trustee, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to
Section 5.6(b).

     SECTION 5.7. Pre-Funding Account.  (a) On the Closing Date, the Transferor
                  -------------------
will deposit, on behalf of the Seller, in the Pre-Funding Account $38,746,001.80 from the proceeds of the sale of the Receivables. On each Subsequent Transfer Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account an amount equal to 98% of the Principal Balance of the Subsequent Receivables transferred to the Issuer on such Subsequent Transfer Date and to distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in this Agreement with respect to such transfer net of the Subsequent Reserve Account Deposit and the Servicer shall instruct the Indenture Trustee to deposit to the Reserve Account, the Subsequent Reserve Account Deposit.

          (b) If the Pre-Funded Amount has not been reduced to zero on the date on which the Pre-Funding Period ends after giving effect to any reductions in the Pre-Funded Amount on such date, the Servicer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account on the Mandatory Redemption Date, the Pre-Funded Amount and deposit such amount in the Note Distribution Account in accordance with Section 5.6(a)(ii).

     SECTION 5.8. Statements to Certificateholders and Noteholders.  On or prior
                  ------------------------------------------------
to each Determination Date, the Servicer shall provide to the Indenture Trustee (with a copy to the Insurer and the Rating Agencies) for the Indenture Trustee to forward to each Noteholder of record, and to the Owner Trustee (or Certificate Paying Agent) for the Owner Trustee to forward to each Certificateholder of record, statements substantially in the form of Exhibit B and Exhibit C, respectively, setting forth at least the following information with respect to distributions on the related Payment Date as to the Notes and the Certificates to the extent applicable:

             (i) the amount of such distribution allocable to principal of each Class of Notes and to the Certificate Balance of the Class A Certificates;

             (ii) the amount of such distribution allocable to interest on or with respect to each Class of Notes;

             (iii) the amount of such distribution payable pursuant to a Deficiency Notice;

             (iv) the amount of such distribution payable pursuant to a Notice of Claim, specifying, in addition to the foregoing, any remaining amount available to be draw under the Policy;

             (v) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

             (vi) the aggregate outstanding principal amount of each Class of the Notes, the Note Pool Factor for each such Class, the Certificate Balance and the Certificate Pool Factor after giving effect to payments allocated to principal reported under (i) above;

             (vii) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and/or due but unpaid with respect to such Collection Period or prior Collection Periods, as the case may be;

             (viii) the Noteholders' Interest Carryover Shortfall, the Noteholders' Principal Carryover Shortfall, and the
          Certificateholders' Principal Carryover Shortfall;

             (ix) the amount of the aggregate Realized Losses, if any, for the second preceding Collection Period;

             (x) the aggregate Purchase Amounts for Receivables, if any, that were repurchased in such period;

             (xi) for Payment Dates during the Pre-Funding Period (if any), the remaining Pre-Funded Amount and the amount remaining in the Capitalized Interest Account;

             (xii) for the final Subsequent Transfer Date, the amount of any remaining Pre-Funded Amount that has not been used to fund the purchase of Subsequent Receivables and is passed through as principal to Noteholders;

             (xiii) the amounts which were collected by the Servicer;

             (xiv) the aggregate amount which was received by the Trust from the Servicer;

             (xv)   any reimbursements to the Insurer; and

             (xvi) delinquency information relating to Receivables which are 30, 60 or 90 days delinquent.

     Each amount set forth pursuant to paragraph (i), (ii), (iii), (iv), (viii),
(xi) and (xii) above shall be expressed as a dollar amount per $1,000 of the initial principal balance of the Notes (or Class thereof) or the initial Certificate Balance, as applicable.

     SECTION 5.9.  Net Deposits.  As an administrative convenience, unless a
                   ------------
Servicer Default has occurred and is continuing, the Servicer is required to remit collections within two (2) Business Days of receipt thereof. The Servicer will be permitted to make the deposit of collections on the Receivables and Purchase Amounts for or with respect to each Collection Period net of distributions to be made to the Servicer with respect to such Collection Period; provided, however, that if an error is made by the Servicer in calculating the
--------  -------
amount to be deposited or retained by it, with the result that an amount less than required is deposited into the Collection Account, the Servicer shall make a payment of the deficiency to the Collection Account immediately upon becoming aware or receiving notice from the Indenture Trustee, the Servicer, the Insurer or any Noteholders of such error. The Servicer, however, will account to the Owner Trustee, the Indenture Trustee, the Indenture Collateral Agent, the Noteholders and the Certificateholders as if all deposits, distributions and transfers were made individually.

     SECTION 5.10. Optional Deposits by the Insurer.  The Insurer shall at any
                   --------------------------------
time, and from time to time, with respect to a Payment Date, have the option (but shall not be required, except in accordance with the terms of the Policy) to deliver amounts from its own funds to the Indenture Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Issuer with respect to such Payment Date, or (ii) to include such amount to the extent that without such amount a draw would be required to be made on the Policy.

                                  ARTICLE V-A

                                  The Policy
                                  ----------

     SECTION 5A.1  Claims Under Policy.
                   -------------------

          (a) In the event that the Indenture Trustee has delivered a Deficiency Notice with respect to any Determination Date, if the Policy Claim Amount for the related Payment Date is greater than zero, the Indenture Trustee shall furnish to the Insurer (with a copy to the Servicer) no later than 12:00 noon New York City time on the related Draw Date a completed Notice of Claim in the amount of the Policy Claim Amount. Amounts paid by the Insurer under the Policy shall be deposited by the Indenture Trustee into the Note Distribution Account on the Business Day immediately preceding the Payment Date for payment to Noteholders on the related Payment Date. The "Policy Claim Amount" for any Payment Date shall equal the lesser of (i) the sum of the Noteholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount for such Payment Date and (ii) the excess, if any, of the amount required to be distributed pursuant to clauses (i) through (iv) of Section 5.6(b) over the Distribution Amount for such Payment Date.

          (b) Any notice delivered by the Indenture Trustee to the Insurer pursuant to subsection 5A.1(a) shall specify the Policy Claim Amount claimed under the Policy and shall constitute a "Notice of Claim" under the Policy. In accordance with the provisions of the Policy, the Insurer is required to pay to the Indenture Trustee the Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the earlier of (i) the third Business Day following receipt on a Business Day of the Notice of Claim, and (ii) the Business Day preceding the applicable Payment Date. Any payment made by the Insurer under the Policy shall be applied solely to the payment of the Notes, and for no other purpose.

          (c) The Indenture Trustee shall (i) receive as attorney-in-fact of each Noteholder any Policy Claim Amount from the Insurer and (ii) deposit the same in the Collection Account for disbursement to the Noteholders as set forth in the Indenture. Any and all Policy Claim Amounts disbursed by the Indenture Trustee from claims made under the Policy shall not be considered payment by the Issuer with respect to such Notes, and shall not discharge the obligations of the Issuer with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Insurer, the Indenture Trustee shall assign to the Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Insurer and the Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Policy. To evidence such subrogation, the Note Registrar shall note the Insurer's rights as subrogee upon the register of Noteholders upon receipt from the Insurer of proof of payment by the Insurer of any Noteholders' Interest Distributable Amount or Noteholders' Principal Distributable Amount.

          (d) The Indenture Trustee shall be entitled to enforce on behalf of the Noteholders the obligations of the Insurer under the Policy. Notwithstanding any other provision of this Agreement or any Basic Document, the Noteholders are not entitled to make a claim directly under the Policy or institute proceedings directly against the Insurer.

          (e) The Indenture Trustee shall keep a complete and accurate record of all funds on deposit in the Collection Account and the Note Distribution Account and the allocation of such funds to payments of interest on and principal paid in respect of any Note. The Insurer shall have the right to inspect such records at reasonable times upon one (1) Business Day's prior notice to the Indenture Trustee.

     SECTION 5A.2  Preference Claims; Direction of Proceedings.
                   -------------------------------------------

          (a) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any Noteholders' Interest Distributable Amount or Noteholders' Principal Distributable Amount paid on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the Insurer, shall comply with the provisions of the Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Policy. Pursuant to the terms of the Policy, the Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Policy) and not to the Indenture Trustee or any Noteholder directly (unless a Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Insurer will make such payment to the Indenture Trustee for distribution to such Noteholder upon proof of such payment satisfactory to the Insurer).

          (b) The Indenture Trustee shall promptly notify the Insurer of any proceeding or the institution of any action (of which a responsible officer of the Indenture Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Holder, by its purchase of Notes, and the Indenture Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supercede as or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 5A.1(c), the Insurer shall be subrogated to, and each Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

     SECTION 5A.3  Surrender of Policy.  The Indenture Trustee shall surrender
                   -------------------
the Policy to the Insurer for cancellation upon the expiration of such Policy in accordance with the terms thereof.

                                  ARTICLE VI

                                  The Seller
                                  ----------

     SECTION 6.1.  Representations of the Seller. The Seller makes the following
                   -----------------------------
representations on which each of the Transferor, the Depositor and the Issuer are deemed to have relied in acquiring its interest in the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of Initial Receivables, and as of the applicable Subsequent Transfer Date in the case of Subsequent Receivables, and shall survive the sale of the Receivables to the Transferor, the transfer thereof to the Depositor, the transfer by the Depositor to the Issuer and pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  Organization and Good Standing. The Seller is duly organized and
               ------------------------------
validly existing as a limited liability company in good standing under the laws of the State of California with the limited liability company power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

          (b)  Due Qualification. The Seller is duly qualified to do business as
               -----------------
a foreign company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property, including the Receivables, or the conduct of its business shall require such qualifications.

          (c)  Power and Authority of the Seller. The Seller has the power and
               ---------------------------------
authority to execute and deliver this Agreement and to perform its obligations under this Agreement and each of the Basic Documents to which the Seller is a party; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Transferor, and the Seller has duly authorized such sale and assignment to the Transferor by all necessary limited liability company action, and the execution, delivery and performance of each of the Basic Documents to which the Seller is a party and of each Subsequent Transfer Agreement has been duly authorized by the Seller by all necessary limited liability company action.

          (d)  Binding Obligation; Valid Sale. This Agreement effects a valid
               ------------------------------
sale, transfer, and assignment of the Receivables, enforceable against creditors of and purchasers from the Seller. This Agreement, each Subsequent Transfer Agreement and each of the Basic Documents to which the Seller is a party constitute legal, valid and binding obligations of the Seller, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity).

          (e)  No Violation. The consummation of the transactions contemplated
               ------------
by this Agreement and each of the Basic Documents and by each Subsequent Transfer Agreement to which the Seller is a party and the fulfillment of the terms hereof and thereof do not result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the operating agreement of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

          (f)  No Proceedings. There are no proceedings or investigations
               --------------
pending against the Seller or, to its best knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement or any of the Basic Documents to which the Seller is a party, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Basic Documents to which the Seller is a party, or the Notes or the Certificates or (iv) that might adversely affect the federal, state and local income tax attributes of the Issuer, the Notes or the Certificates or seeking to impose any excise, franchise, transfer or similar tax upon the Notes, the Certificates or the sale and assignment of the Receivables and the other Transferor Property hereunder.

          (g)  All Consents. All authorizations, consents, orders or approvals
               ------------
of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Seller in connection with the execution and delivery by the Seller of this Agreement, any Subsequent Transfer Agreement or any of the Basic Documents to which it is a party and the performance by the Seller of the transactions contemplated by this Agreement, any Subsequent Transfer Agreement or any of the Basic Documents to which it is a party, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material and adverse effect upon the rights of the Issuer, or the Noteholders.

          (h)  Chief Executive Office. The chief executive office of the Seller
               ----------------------
is at 401 West A Street, Suite 1000, San Diego, California, 92101.

          (i) Upon the transfer of each Receivable to the Transferor and other items of Trust Property delivered by the Seller to the Transferor under this Agreement or any Subsequent Transfer Agreement, the Transferor will have good title to such Receivable and such other items of Transferor Property, free and clear of any lien, charge, mortgage, encumbrance or rights of others (other than liens that will be simultaneously released).

     SECTION 6.2. Existence.  (a)  During the term of this Agreement, the Seller
                  ---------
will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, any Subsequent Transfer Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

          (b) During the term of this Agreement, the Seller shall observe the applicable legal requirements for the recognition of the Transferor as a legal entity separate and apart from the Seller and its other Affiliates, including as follows:

                 (i) the Transferor shall maintain corporate records and books of account separate from those of the Seller and its other Affiliates;

                 (ii) except as otherwise provided in this Agreement, the Transferor shall not commingle its assets and funds with those of the Seller or its other Affiliates;

                 (iii) the Transferor shall hold such appropriate meetings of its Board of Directors as are necessary to authorize all the Transferor's limited liability company actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its members and observe all other customary limited liability company formalities (and any successor Transferor not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

                 (iv) the Transferor shall at all times hold itself out to the public under its own name as a legal entity separate and distinct from the Seller and its other Affiliates; and

                 (v) all transactions and dealings between the Transferor and the Seller and its other Affiliates will be conducted on an arm's-length basis.

     SECTION 6.3. Liability of Seller; Indemnities.  (a)  The Seller shall be
                  --------------------------------
liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

          (b) The Seller shall indemnify, defend and hold harmless the Transferor, the Depositor, the Backup Servicer, the Custodian, the Insurer, the Owner Trustee, the Issuer, the Indenture Trustee and the Indenture Collateral Agent from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to the Owner Trustee or the Indenture Trustee and except any taxes to which the Owner Trustee or the Indenture Trustee may otherwise be subject to), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, federal or other income taxes arising out of distributions on the Certificates and the Notes) and costs and expenses in defending against the same.

          (c) The Seller shall indemnify, defend and hold harmless the Depositor, the Backup Servicer, the Custodian, the Transferor, the Issuer, the Indenture Trustee, the Owner Trustee, the Indenture Collateral Agent, the Insurer, the Certificateholders and the Noteholders from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement or (ii) the Seller's, the Transferor's or the Issuer's violation of Federal or state securities laws in connection with the offering and sale of the Notes and the Certificates or (iii) the failure of any Receivable conveyed to the Transferor hereunder to comply with all requirements of applicable law and for breach of its representations and warranties contained herein or failure to perform in all material respects its obligations and duties contained herein.

          (d) The Seller shall indemnify, defend and hold harmless the Owner Trustee, the Indenture Trustee, the Insurer and the Indenture Collateral Agent and their respective officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the misfeasance, bad faith or negligence (except for errors in judgment) of the Insurer or the Indenture Trustee or the Indenture Collateral Agent, as the case may be or, in the case of the Owner Trustee, if such cost, expense, loss, claim, damage or liability arises or results from any of the matters described in the third sentence of Section 7.1 of the Trust Agreement.

     Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Indenture Trustee, the Backup Servicer, the Custodian or the Indenture Collateral Agent and the termination of this Agreement, the Indenture or the Trust Agreement, as applicable and shall include reasonable fees and expenses of counsel and other expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

     SECTION 6.4. Merger or Consolidation of, or Assumption of the Obligations
                  ------------------------------------------------------------
of, Seller.  Any Person (a) into which the Seller may be merged or consolidated,
----------
(b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) the Seller shall have received the written consent of the Controlling Party prior to entering into any such transaction, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 shall have been breached and no Servicer Default or an Insurance Agreement Event of Default, and no event which, after notice or lapse of time, or both, would become a Servicer Default or Insurance Agreement Event of Default shall have occurred and be continuing, (iii) the Seller shall have delivered to the Owner Trustee, the Indenture Trustee, the Rating Agencies and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iv) the Rating Agency Condition shall have been satisfied with respect to such transaction and (v) the Seller shall have delivered to the Owner Trustee, the Indenture Trustee and the Insurer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Transferor, the Depositor, the Issuer, the Owner Trustee and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii), (iv) and
(v) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

     SECTION 6.5. Limitation on Liability of Seller and Others.  The Seller and
                  --------------------------------------------
any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 6.6. Seller May Own Certificates or Notes.  The Seller and any
                  ------------------------------------
Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Notes or Certificates so owned by the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Notes or Certificates, provided, however, that any Notes or Certificates owned by the Seller or any Affiliate thereof, during the time such Notes or Certificates are owned by them, shall be without voting rights for any purpose set forth in the Basic Documents and will not be entitled to the benefits of the Policy. The Seller shall notify the Owner Trustee, the Indenture Trustee and the Insurer promptly after it or any of its Affiliates become the owner of a Certificate or a Note.

                                  ARTICLE VII

                                 The Servicer
                                 ------------

     SECTION 7.1. Representations of Servicer.  The Servicer makes the following
                  ---------------------------
representations on which the Insurer shall be deemed to have relied in executing and delivering the Policy and on which each of the Transferor, the Depositor and the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Receivables, and as of the applicable Subsequent Transfer Date, in the case of the Subsequent Receivables, and shall survive the sale of the Receivables from the Seller to the Transferor, the Transferor to the Depositor and the Depositor to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  Organization and Good Standing. The Servicer is duly organized
               ------------------------------
and validly existing as a limited liability company in good standing under the laws of the state of its formation, with the limited liability company power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire, own, sell and service the Receivables.

          (b)  Due Qualification. The Servicer is duly qualified to do business
               -----------------
and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications, and was duly qualified and had all licenses in all relevant jurisdictions required for the origination of the Receivables.

          (c)  Power and Authority of the Servicer. The Servicer has the power
               -----------------------------------
and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary action. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Servicer in connection with the execution and delivery by the Servicer of this Agreement or any of the Basic Documents to which it is a party and the performance by the Servicer of the transactions contemplated by this Agreement or any of the Basic Documents to which it is a party, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Issuer, the Insurer, the Noteholders or the Certificateholders.

          (d)  Binding Obligation. This Agreement constitutes a legal, valid and
               ------------------
binding obligation of the Servicer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally, and subject to general principles of equity (whether applied in a proceeding at law or in equity).

          (e)  No Violation. The consummation of the transactions contemplated
               ------------
by this Agreement and the Basic Documents and the fulfillment of the terms hereof and thereof do not result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the organizational documents of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

          (f)  No Proceedings. There are no proceedings or investigations
               --------------
pending against the Servicer, or, to its best knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the Basic Documents to which the Servicer is a party or the Notes or the Certificates,
(ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents to which the Servicer is a party, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of this Agreement or any of the Basic Documents to which the Servicer is a party or the Notes or the Certificates or (iv) relating to the Servicer and which might adversely affect the federal income tax or ERISA attributes of the Issuer or the Notes or the Certificates or seeking to impose any excise, franchise, transfer or similar tax upon the Notes or the Certificates or the sale and assignment of the Receivables hereunder.

          (g)  Fidelity Bond. The Servicer maintains a fidelity bond in such
               -------------
form and amount as is customary for finance companies acting as custodian of funds and documents in respect of motor vehicle loans.

          (h)  Year 2000 Program. The Servicer has taken, all steps necessary
               -----------------
and appropriate to prevent any problems in its computer and information systems arising from or in connection with the information processing challenges associated with the Year 2000. The Servicer's computer and other systems used in servicing the Receivables are currently capable of operating in a manner so that on or after January 1, 2000, the Servicer (i) can service the Receivables in accordance with the terms hereof and (ii) operate its business in the same manner as it is operating on the date hereof. The Servicer will provide to the Insurer and the Indenture Trustee such information and reports as the Insurer or the Indenture Trustee may request from time to time with respect to such steps as have or will be taken with respect thereto.

     SECTION 7.2. Indemnities of Servicer.  (a)  The Servicer shall be liable in
                  -----------------------
accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and the representations made by the Servicer herein.

          (b) The Servicer shall defend, indemnify and hold harmless the Transferor, the Depositor, the Backup Servicer, the Custodian, the Owner Trustee, the Indenture Trustee, the Issuer, the Indenture Collateral Agent, the Insurer, the Noteholders, the Certificateholders and the Seller from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

          (c) The Servicer shall indemnify, defend and hold harmless the Transferor, the Depositor, the Backup Servicer, the Custodian, the Owner Trustee, the Indenture Trustee, the Seller, the Issuer, the Indenture Collateral Agent, the Insurer, their respective officers, directors, agents and employees and the Noteholders and the Certificateholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, (i) the negligence, misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or
(ii) by reason of disregard of its obligations and duties under this Agreement.

          (d) The Servicer shall indemnify, defend and hold harmless the Transferor, the Depositor, the Backup Servicer, the Custodian, the Owner Trustee, the Indenture Trustee, the Insurer and the Indenture Collateral Agent and their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained and in the Trust Agreement, except to the extent that such costs, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Transferor, the Depositor, the Backup Servicer, or in the case of the Owner Trustee, if such cost, expense, loss, claim, damage or liability arises or results from any of the matters described in the third sentence of Section 7.1 of the Trust Agreement, the Indenture Trustee, the Insurer or the Indenture Collateral Agent, as the case may be.

     For purposes of this Section, in the event of the termination of the rights and obligations of PeopleFirst (or any successor thereto pursuant to Section 7.3) as Servicer pursuant to Section 8.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.2.

     Indemnification under this Section shall survive the resignation or removal of the Backup Servicer, the Custodian, Owner Trustee, the Indenture Trustee or the Indenture Collateral Agent, and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

     SECTION 7.3. Merger or Consolidation of, or Assumption of the Obligations
                  ------------------------------------------------------------
of, Servicer.  Any Person (a) into which the Servicer may be merged or
------------
consolidated, (b) which may result from any merger, conversion or consolidation to which the Servicer shall be a party or (c) which may succeed to the properties and assets of the Servicer, substantially as a whole or (d) with respect to the Servicer's obligations hereunder, which is a corporation or limited liability company 50% or more of the voting interest of which is owned, directly or indirectly, by PeopleFirst, which Person executed an agreement of assumption to perform every obligation of the Servicer hereunder shall be the successor to the Servicer under the Agreement without further act on the part of any of the parties to the Agreement; provided, however, that (i) the Servicer shall have received the written consent of the Controlling Party prior to entering into any such transaction; (ii) immediately after giving effect to such transaction, no Servicer Default or Insurance Agreement Event of Default and no event which, after notice or lapse of time, or both, would become a Servicer Default or Insurance Agreement Event of Default shall have occurred and be continuing, (iii) the Servicer shall have delivered to the Owner Trustee, the Indenture Trustee, the Rating Agencies and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iv) the Rating Agency Condition shall have been satisfied with respect to such transaction and (v) the Servicer shall have delivered to the Owner Trustee, the Indenture Trustee, the Rating Agencies and the Insurer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and, the Indenture Trustee in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii),(iii), (iv) and (v) above shall be conditions to the consummation of the transactions referred to in clauses (a),
(b), (c) or (d) above. Notwithstanding anything herein to the contrary, compliance with clause (i) shall not apply if the Backup Servicer becomes the Servicer.

     SECTION 7.4. Limitation on Liability of Servicer and Others.  Neither the
                  ----------------------------------------------
Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the Certificateholders except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer or any subservicer and any of their respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer, may (but shall not be required to) undertake any reasonable action that it may deem necessary or desirable to protect the interests the Certificateholders under the Trust Agreement of the Noteholders under the Indenture.

     SECTION 7.5. Servicer Not To Resign.  Subject to the provisions of Section
                  ----------------------
7.3, the Servicer may not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer and the Controlling Party does not elect to waive the obligations of the Servicer to perform the duties which render it legally unable to act or does not elect to delegate those duties to another Person. Notice of any such determination permitting the resignation of the Servicer shall be communicated to the Issuer, the Indenture Trustee and the Controlling Party at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to and satisfactory to the Owner Trustee, the Indenture Trustee and the Insurer concurrently with or promptly after such notice. No such resignation of the Servicer shall become effective until a successor servicer shall have assumed the responsibilities and obligations of the resigning servicer in accordance with Section 8.2 of this Agreement.

                                 ARTICLE VII-A

                                The Transferor
                                --------------

     SECTION 7A.1 Representations of the Transferor. The Transferor makes the
                  ---------------------------------
following representations to the Depositor and the Issuer on which the Depositor and the Issuer are deemed to have relied in acquiring the Receivables and the Insurer is deemed to have relied in issuing the Policy. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of Initial Receivables, and as of the applicable Subsequent Transfer Date in the case of Subsequent Receivables, and shall survive the sale of the Receivables to the Depositor and the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  Organization and Good Standing. The Transferor is duly organized
               ------------------------------
and validly existing as a limited liability company in good standing under the laws of the State of Delaware with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

          (b)  Due Qualification. The Transferor is duly qualified to do
               -----------------
business as a foreign company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property, including the Receivables, or the conduct of its business shall require such qualifications.

          (c)  Power and Authority of the Transferor. The Transferor has the
               -------------------------------------
power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and each of the Basic Documents to which the Transferor is a party; the Transferor has full power and authority to sell and assign the property to be sold and assigned to the Depositor and deposited with the Issuer, and the Transferor has duly authorized such sale and assignment to the Issuer by all necessary limited liability company action, and the execution, delivery and performance of each of the Basic Documents to which the Transferor is a party and of each Subsequent Transfer Agreement has been duly authorized by the Transferor by all necessary limited liability company action.

          (d)  Binding Obligation; Valid Transfer. This Agreement effects a
               ----------------------------------
valid transfer, and assignment of the Receivables, enforceable against creditors of and purchasers from the Transferor. This Agreement, each Subsequent Transfer Agreement and each of the Basic Documents to which the Transferor is a party constitute legal, valid and binding obligations of the Transferor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity).

          (e)  No Violation. The consummation of the transactions contemplated
               ------------
by this Agreement and each of the Basic Documents and by each Subsequent Transfer Agreement to which the Transferor is a party and the fulfillment of the terms hereof and thereof do not result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the operating agreement of the Transferor, or any indenture, agreement or other instrument to which the Transferor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties.

          (f)  No Proceedings. There are no proceedings or investigations
               --------------
pending against the Transferor or, to its best knowledge, threatened against the Transferor, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (i) asserting the invalidity of this Agreement or any of the Basic Documents to which the Transferor is a party, the Notes or the Certificates,
(ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents to which the Transferor is a party, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement, the Basic Documents to which the Transferor is a party, or the Notes or the Certificates or (iv) that might adversely affect the federal, state or local income tax attributes of the Issuer, the Notes or the Certificates or seeking to impose any excise, franchise, transfer or similar tax upon the Notes, the Certificates or the sale and assignment of the Receivables and other Depositor Property hereunder.

          (g)  All Consents. All authorizations, consents, orders or approvals
               ------------
of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Transferor in connection with the execution and delivery by the Transferor of this Agreement, any Subsequent Transfer Agreement or any of the Basic Documents to which it is a party and the performance by the Transferor of the transactions contemplated by this Agreement, any Subsequent Transfer Agreement or any of the Basic Documents to which it is a party, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material and adverse effect upon the rights of the Issuer, or the Noteholders.

          (h)  Chief Executive Office. The chief executive office of the
               ----------------------
Transferor is at 401 West A Street, Suite 1000, San Diego, California, 92101.

          (i) Upon the transfer of each Receivable to the Depositor and other items of Depositor Property delivered by the Transferor to the Depositor under this Agreement or any Subsequent Transfer

Agreement, the Depositor will have good title to such Receivable and such other items of Depositor Property, free and clear of any lien, charge, mortgage, encumbrance or rights of others (other than liens that will be simultaneously released).

     SECTION 7A.2  Existence.
                   ---------

          (a) During the term of this Agreement, the Transferor will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, any Subsequent Transfer Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

          (b) During the term of this Agreement, the Transferor shall observe the applicable legal requirements for the recognition of the Transferor as a legal entity separate and apart from its Affiliates, including as follows:

                  (i) the Transferor shall maintain limited liability company records and books of account separate from those of its Affiliates;

                  (ii) except as otherwise provided in this Agreement, the Transferor shall not commingle its assets and funds with those of its Affiliates;

                  (iii) the Transferor shall hold such appropriate meetings of its Board of Directors as are necessary to authorize all the Transferor's limited liability company actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Transferor not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

                  (iv) the Transferor shall at all times hold itself out to the public under the Transferor's own name as a legal entity separate and distinct from its Affiliates; and

                  (v) all transactions and dealings between the Transferor and its Affiliates will be conducted on an arm's-length basis.

     SECTION 7A.3  Liability of Transferor; Indemnities.
                   ------------------------------------

          (a) The Transferor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Transferor under this Agreement.

          (b) The Transferor shall indemnify, defend and hold harmless the Depositor, the Backup Servicer, the Issuer, the Insurer, the Owner Trustee, the Custodian, the Indenture Trustee, the Indenture Collateral Agent, the Certificateholders and the Noteholders from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to the Owner Trustee or the Indenture Trustee and except any taxes to which the Owner Trustee or the Indenture Trustee may otherwise be subject to), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, federal or other income taxes arising out of distributions on the Certificates and the Notes) and costs and expenses in defending against the same.

          (c) The Transferor shall indemnify, defend and hold harmless the Depositor, the Backup Servicer, the Issuer, the Insurer, the Owner Trustee, the Custodian, the Indenture Trustee, the Indenture Collateral Agent, the Certificateholders and the Noteholders from and against any loss, liability or expense incurred by reason of (i) the Transferor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement or (ii) the failure of any Receivable conveyed to the Depositor hereunder to comply with all requirements of applicable law and for breach of its representations and warranties contained herein or failure to perform in all material respects its obligations and duties contained herein.

     Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Indenture Trustee, the Custodian, the Backup Servicer or the Indenture Collateral Agent and the termination of this Agreement, the Indenture or the Trust Agreement, as applicable and shall include reasonable fees and expenses of counsel and other expenses of litigation provided however,
                                                              -------- -------
that the liability of the Transferor for payments under this Section 7A.3 shall be subject to the availability of funds therefor. If the Transferor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Transferor, without interest.

     SECTION 7A.4   Limitation on Liability of Transferor and Others.  The
                    ------------------------------------------------
Transferor and any director or officer or employee or agent of the Transferor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Transferor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 7A.5   Transferor May Own Certificates or Notes.  The Transferor
                    ----------------------------------------
and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Transferor or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Notes or Certificates so owned by the Transferor or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Notes or Certificates, provided, however, that any Notes or Certificates owned by the Transferor or any Affiliate thereof, during the time such Notes or Certificates are owned by them, shall be without voting rights for any purpose set forth in the Basic Documents and will not be entitled to the benefits of the Policy. The Transferor shall notify the Owner Trustee, the Indenture Trustee and the Insurer promptly after it or any of its Affiliates become the owner of a Certificate or a Note.

                                 ARTICLE VII-B

                                 The Depositor
                                 -------------

     SECTION 7B.1   Representations of the Depositor. The Depositor makes the
                    --------------------------------
following representations on which the Issuer is deemed to have relied in acquiring the Receivables and on which the Insurer is deemed to have relied in issued in the Policy. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of Initial Receivables, and as of the applicable Subsequent Transfer Date in the case of Subsequent Receivables, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  Organization and Good Standing. The Depositor is duly organized
               ------------------------------
and validly existing as a corporation in good standing under the laws of the State of Delaware with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

          (b)  Due Qualification. The Depositor is duly qualified to do business
               -----------------
as a foreign company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property, including the Receivables, or the conduct of its business shall require such qualifications.

          (c)  Power and Authority of the Depositor. The Depositor has the power
               ------------------------------------
and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and each of the Basic Documents to which the Depositor is a party; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor has duly authorized such sale and assignment to the Issuer by all necessary corporate action, and the execution, delivery and performance of each of the Basic Documents to which the Depositor is a party and of each Subsequent Transfer Agreement has been duly authorized by the Depositor by all necessary corporate action.

          (d)  Binding Obligation; Valid Transfer. This Agreement effects a
               ----------------------------------
valid transfer, and assignment of the Receivables, enforceable against creditors of and purchasers from the Depositor. This Agreement, each Subsequent Transfer Agreement and each of the Basic Documents to which the Depositor is a party constitute legal, valid and binding obligations of the Depositor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity).

          (e)  No Violation. The consummation of the transactions contemplated
               ------------
by this Agreement and each of the Basic Documents and by each Subsequent Transfer Agreement to which the Depositor is a party and the fulfillment of the terms hereof and thereof do not result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

          (f)  No Proceedings. There are no proceedings or investigations
               --------------
pending against the Depositor or, to its best knowledge, threatened against the Depositor, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any of the Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Basic Documents, or the Notes or the Certificates or (iv) that might adversely affect the federal, state or local income tax attributes of the Issuer, the Notes or the Certificates or seeking to impose any excise, franchise, transfer or similar tax upon the Notes, the Certificates or the sale and assignment of the Receivables and other Trust Property hereunder.

          (g)  All Consents. All authorizations, consents, orders or approvals
               ------------
of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Depositor in connection with the execution and delivery by the Depositor of this Agreement, any Subsequent Transfer Agreement or any of the Basic Documents to which it is a party and the performance by the Depositor of the transactions contemplated by this Agreement, any Subsequent Transfer Agreement or any of the Basic Documents to which it is a party, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material and adverse effect upon the rights of the Issuer, or the Noteholders.

          (h)  Chief Executive Office. The chief executive office of the
               ----------------------
Depositor is at One New York Plaza, New York, New York, 10292.

          (i) Upon the transfer of each Receivable or interests therein to the Issuer and other items of Trust Property delivered by the Depositor to the Issuer under this Agreement or any Subsequent Transfer Agreement, the Issuer will have good title to such Receivable or interests therein and such other items of Trust Property, free and clear of any lien, charge, mortgage, encumbrance or rights of others (other than liens that will be simultaneously released) granted by the Depositor.

     SECTION 7B.2  Existence.
                   ---------

          (a) During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, any Subsequent Transfer Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

          (b) During the term of this Agreement, the Depositor shall observe the applicable legal requirements for the recognition of the Depositor as a legal entity separate and apart from its Affiliates, including as follows:

               (i) the Depositor shall maintain corporate records and books of account separate from those of its Affiliates;

               (ii) except as otherwise provided in this Agreement and except as expressly permitted by any other agreement to which it is a party, the Depositor shall not commingle its assets and funds with those of its Affiliates;

               (iii) the Depositor shall hold such appropriate meetings of its Board of Directors as are necessary to authorize all the Depositor's corporate actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Depositor not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

               (iv) the Depositor shall at all times hold itself out to the public under the Depositor's own name as a legal entity separate and distinct from its Affiliates; and

               (v) all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

     SECTION 7B.3   Liability of Depositor; Indemnities.
                    -----------------------------------

          (a) The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement.

          (b) The Depositor shall indemnify, defend and hold harmless the Backup Servicer, the Servicer, the Insurer, the Owner Trustee, the Custodian, the Issuer, the Indenture Trustee, the Indenture Collateral Agent, the Noteholders and the Certificateholders from and against any loss, liability or expense incurred by reason of (i) the Depositor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or (ii) by reason of reckless disregard of its obligations and duties under this Agreement or (iii) for breach of its representations and warranties contained herein or failure to perform in all material respects its obligations and duties contained herein.

     Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Custodian, the Indenture Trustee or the Indenture Collateral Agent and the termination of this Agreement, the Indenture or the Trust Agreement, as applicable and shall include reasonable fees and expenses of counsel and other expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

     SECTION 7B.4   Limitation on Liability of Depositor and Others.  The
                    -----------------------------------------------
Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 7B.5   Depositor May Own Certificates or Notes.  The Depositor and
                    ---------------------------------------
any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Notes or Certificates so owned by the Depositor or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Notes or Certificates, provided, however, that any Notes or Certificates owned by the Depositor or any Affiliate thereof, during the time such Notes or Certificates are owned by them, shall be without voting rights for any purpose set forth in the Basic Documents and will not be entitled to the benefits of the Policy. The Depositor shall notify the Owner Trustee, the Indenture Trustee and the Insurer promptly after it or any of its Affiliates become the owner of a Certificate or a Note.

                                 ARTICLE VIII

                                    Default
                                    -------

     SECTION 8.1. Servicer Default.  If any one of the following events (a
                  ----------------
"Servicer Default") shall occur and be continuing:

          (a) Any failure by the Servicer to deliver to the Owner Trustee or the Indenture Trustee any deposit or payment proceeds or payment required to be so made, which failure continues unremedied for a period of one Business Day after the written notice of such failure is received by the

Servicer from the Insurer, the Owner Trustee or the Indenture Trustee or after discovery of such failure by the Servicer; or

          (b) The breach of any representation or warranty or covenant of the Servicer or failure by the Servicer duly to observe or to perform in any material respect any covenants or agreements of the Servicer or the Seller (as the case may be) set forth in the Notes, the Certificates, this Agreement or any other Basic Document, which breach or failure shall (i) materially and adversely affect the rights of the Insurer, Certificateholders or the Noteholders and (ii) continue unremedied for a period of 30 days after the date on which written notice of such breach or failure, requiring the same to be remedied, shall have been given (A) to the Servicer by the Indenture Trustee or the Controlling Party or (B) to the Servicer, the Insurer, the Owner Trustee and the Indenture Trustee by the Holders of Notes evidencing not less than 25% of the outstanding principal amount of the Notes or Holders of Certificates evidencing not less than 25% of the outstanding Certificate Balance, as applicable (or for such longer period, not in excess of 60 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 60 days and the Servicer delivers an Officers' Certificate to the Insurer, the Owner Trustee and the Indenture Trustee to such effect and to the effect that the Servicer has commenced or will promptly commence, and will diligently pursue, all reasonable efforts to remedy such default); or

          (c) An Insolvency Event occurs with respect to the Servicer or any successor;

          (d) Failure to deliver a Servicer's Certificate within 3 days of the related Determination Date;

          (e) Failure to deliver the annual statement of compliance required to be delivered pursuant to Section 4.10 hereof within 30 days of the date on which such statement is required to be delivered.

          (f) Unless an Insurer Default shall have occurred and be continuing, an Insurance Agreement Event of Default described in Section 5.1 of the Insurance Agreement shall have occurred.

          (g) Unless an Insurer Default shall have occurred and be continuing, failure of the Insurer to deliver a Servicer Extension Notice pursuant to
Section 3.5 hereof.

     then, and in each and every case, the Controlling Party or holders of Notes representing not less than 25% of the voting rights thereof (or, if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, by holders of Certificates evidencing not less than 25% of the voting interest thereof) in any case by notice given in writing to the Servicer (and to the Indenture Trustee if given by the Insurer or, as applicable, the Noteholders or the Certificateholders) may terminate all of the rights and obligations of the Servicer under this Agreement. For purposes of Section 8.1(b), any determination of an adverse effect on the interest of the Certificateholders or the Noteholders pursuant to Section 8.1(b) shall be made without consideration of the availability of funds under the Policy. On or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Notes, the Certificates, the Receivables, the autodebit account payments, the other Trust Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer (or such other successor Servicer appointed by the Controlling Party); provided, however, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the prior Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the prior Servicer. The successor Servicer is authorized and empowered by this Agreement, as successor Servicer to execute and deliver, on behalf of the prior Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the other Trust Property and related documents, to show the Issuer or Indenture Trustee as lienholder or secured party on the related Lien Certificates, or otherwise. The prior Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the prior Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the prior Servicer for deposit, or have been deposited by the prior Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivables Files, records and a computer tape in readable form containing all information necessary to enable the successor Servicer to service the Receivables and the other Trust Property. The terminated Servicer shall grant the successor Servicer, the Indenture Trustee, the Insurer (so long as no Insurer Default shall have occurred and be continuing) and the Owner Trustee reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

     SECTION 8.2. Appointment of Successor.  (a)  Upon the Servicer's receipt of
                  ------------------------
notice of termination pursuant to Section 8.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Owner Trustee, the Controlling Party, the Backup Servicer and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's termination hereunder, the Backup Servicer shall assume the obligations of Servicer hereunder and shall accept its appointment by a written assumption in form acceptable to the Controlling Party. Notwithstanding the above, the Indenture Trustee with the prior written consent of the Controlling Party, or the Controlling Party shall, if the Indenture Trustee shall be unwilling or legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established institution having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of automotive receivables as the successor to the Servicer under the Agreement.

          (b) Upon appointment, the successor Servicer (including the Backup Servicer acting as successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. In addition, the successor Servicer shall have (i) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (ii) no obligation to pay any taxes required to be paid by the Servicer, (iii) no obligation to pay any of the fees and expenses of any other party involved in this transaction and (iv) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer including the original Servicer. The Successor Servicer as Servicer shall have control over and the right to direct any autodebit account payments. Furthermore, notwithstanding anything contained in this Agreement to the contrary, the successor Servicer as Servicer is authorized to accept and rely on all of the accounting, records and work of the prior Servicer relating to the Receivables (collectively, "Predecessor Servicer Work Product") without any audit or other examination thereof, and the successor Servicer as Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of any prior Servicer. If any error, inaccuracy or omission (collectively, "Errors") exist in any Predecessor Servicer Work Product received by the successor Servicer from the prior Servicer and such Errors should cause or materially contribute to the successor Servicer as Servicer making or continuing any Errors (collectively, "Continued Errors"), the successor Servicer as Servicer shall have no duty, responsibility, obligation or liability for such Continued Errors; provided,
                                                                   --------
however, that the successor Servicer agrees to perform its duties as successor
-------
Servicer in accordance with the standard of care set forth in Section 4.1. In the event that the successor Servicer as Servicer becomes aware of Errors or Continued Errors, the successor Servicer shall use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors. The successor Servicer as Servicer shall be entitled to recover from the Trust its costs thereby expended.

     SECTION 8.3.  Notification to Noteholders, Certificateholders and Backup
                   ----------------------------------------------------------
Servicer.  Upon any Servicer Default or any termination of, or appointment of a
--------
successor to, the Servicer pursuant to this Article VIII the Owner Trustee shall give prompt written notice thereof to Certificateholders and the Indenture Trustee shall give prompt written notice thereof to Noteholders, the Insurer and to the Rating Agencies.

     SECTION 8.4.  Waiver of Past Defaults.  So long as no Insurer Default shall
                   -----------------------
have occurred and be continuing, the Insurer (or, if an Insurer Default shall have occurred and be continuing, the Controlling Party) may, on behalf of all Noteholders and Certificateholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                ARTICLE VIII-A

                              THE BACKUP SERVICER
                              -------------------

     SECTION 8A.1  Appointment of Backup Servicer. On or before each
                   ------------------------------
Determination Date, the Servicer shall deliver to the Indenture Trustee and the Backup Servicer a computer tape in a format acceptable to the Indenture Trustee and the Backup Servicer containing the information with respect to the Receivables for the preceding Collection Period necessary for the preparation of the Servicer's Certificate relating to such Collection Period (the "Backup Servicer Tape"). The duties of the Backup Servicer set forth in Section 8A.2 (the "Backup Servicer Duties") shall be conducted by the Person so designated from time to time as Backup Servicer in accordance with this Agreement. Norwest is hereby initially designated as, and hereby agrees to perform, the duties and obligations of the Backup Servicer pursuant to the terms hereof and each other Basic Document to which the Backup Servicer is a party. Subject to the resignation of Norwest as Backup Servicer pursuant to Section 8A.4 or the termination of Norwest as Backup Servicer pursuant to Section 8A.6 and, in either case, the designation of a successor Backup Servicer hereunder, Norwest shall continue to perform the Backup Servicer Duties, unless and until expressly agreed otherwise by the Issuer, the Servicer, the Indenture Trustee and the Insurer.

     SECTION 8A.2  Duties of Backup Servicer.  The Backup Servicer, for the
                   -------------------------
benefit of the Issuer, the Insurer and the Noteholders, shall perform the following duties:

          (a)  use the Backup Servicer Tape to verify the following information:
(w) the aggregate Principal Balance of each Receivable, (x) a list of Receivables that are (I) 1-30; (II) 31-60, (III) 61-90, (IV) 90-120 days or (V) 121+ delinquent in any scheduled payment, (y) the amount of principal and interest payments on the Receivables received during the Collection Period, and
(z) the Default Rate and the Delinquency Ratio for the Collection Period;

          (b) in the event that the Backup Servicer discovers a discrepancy or discrepancies, with respect to such independent reconciliation described above, the Backup Servicer shall (x) notify the Issuer, the Seller, the Depositor, the Insurer, the Servicer and the Indenture Trustee of such discrepancy or discrepancies, and (y) attempt to reconcile such discrepancy or discrepancies with the Servicer; and

          (c) such other duties as may be agreed to in writing by the Issuer, the Seller, the Depositor, the Backup Servicer and the Insurer from time to time.

     SECTION 8A.3  Backup Servicing Standard.  The Backup Servicer, for the
                   -------------------------
benefit of the Issuer, the Indenture Trustee, the Insurer, the Noteholders and the Certificateholders, shall perform the Backup Servicer Duties in accordance with all applicable federal, state or local laws and regulations and with the degree of skill, care and diligence of prudent lenders in the industry for the servicing of comparable assets, but in no event, with less skill, care and diligence that the Backup Servicer exercises with respect to all comparable assets that it services for itself or others (such standards, the "Backup Servicing Standard"). Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation to supervise, verify, monitor, or administer the performance of the Servicer. The duties and obligations of the Backup Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer.

     SECTION 8A.4  Limitation on Resignation of the Backup Servicer. The Backup
                   ------------------------------------------------
Servicer shall not resign from the obligations and duties hereby imposed on it except (a) by mutual agreement among the Backup Servicer, the Issuer, the Indenture Trustee and the Insurer or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any determination under clause (b) above permitting the resignation of the Backup Servicer shall be evidenced by an opinion of counsel (which counsel shall be acceptable to the Issuer, the Indenture Trustee and the Insurer) to such effect delivered to the Issuer, the Depositor, the Indenture Trustee and the Insurer. No such resignation shall become effective until a successor backup servicer shall have assumed the Backup Servicer's responsibilities, duties, liabilities and obligations hereunder. Any such successor backup servicer must be an established servicer of consumer automobile loans and must be approved in writing by the Issuer, the Depositor, Indenture Trustee and Insurer.

     SECTION 8A.5  Rights in Respect of the Backup Servicer. The Backup Servicer
                   ----------------------------------------
shall afford the Indenture Trustee, the Issuer, the Depositor, and the Insurer, upon two (2) Business Days prior notice, during normal business hours access to all records maintained by the Backup Servicer in respect of its rights and obligations hereunder and access to officers of the Backup Servicer responsible for such obligations. Upon request, the Backup Servicer shall furnish the Indenture Trustee, the Issuer, the Depositor, and the Insurer such information as the Backup Servicer possesses regarding the transactions contemplated hereby and any circumstance that could reasonably be expected to affect the Backup Servicer's ability to perform its obligations hereunder. The Indenture Trustee, the Issuer and the Insurer shall not have any responsibility or liability for any action or failure to act by the Backup Servicer, and are not obligated to supervise the performance of the Backup Servicer under this Agreement or otherwise.

     SECTION 8A.6  Termination.
                   -----------

          (a) Upon 30 days' written notice, the Controlling Party may terminate all the rights and obligations of the Backup Servicer under this Agreement as to any or all of the Receivables or Backup Servicer Duties.

          (b) In the event that (a) notice of termination of this Agreement, or of termination of the rights and obligations of the Backup Servicer hereunder, is given, or (b) the Backup Servicer resigns in accordance with Section 8A.4, the Backup Servicer covenants that all funds and any item comprising a Receivable File in its possession relating to the affected Receivables (collectively, the "Backup Contract Records") shall, at the option of the Controlling Party, immediately upon receipt of notice of termination or the resignation of the Backup Servicer, be submitted to the control of the Indenture Trustee.

          (c) Notwithstanding any termination of this Agreement, or of all or a portion of the rights and obligations of the Backup Servicer hereunder, the Backup Servicer shall not be relieved of liability for all amounts due, or responsibilities owed the Issuer, the Indenture Trustee, the Insurer, the Noteholders or the Certificateholders in respect of its obligations hereunder while it served as the Backup Servicer. The Backup Servicer forthwith upon such termination or resignation shall (a) use its best efforts to effect the orderly and efficient transfer of Backup Servicer Duties to a new backup servicer or other designee selected by the Controlling Party, and (b) arrange for the physical transfer and delivery to the Controlling Party or to a new backup servicer or other designee selected by the Controlling Party of all Contract Receivable Records and copies thereof in its possession. Any successor servicer hereunder shall meet the requirements and be selected in accordance with the procedures specified in Section 8A.4. Notwithstanding any termination of this Agreement, or any termination of all the rights and obligations of the Backup Servicer hereunder as to all or any number of Receivables, or any resignation of the Backup Servicer, in any case pursuant to any provision of this Agreement, the Backup Servicer shall be entitled to receive all amounts accrued and owing to it under this Agreement from the Borrower in accordance with Section 8A.8 hereof.

     SECTION 8A.7   Resignation or Termination of Backup Servicer.  Upon the
                    ---------------------------------------------
termination of the Servicer in accordance with Article VIII or the resignation of the Servicer in accordance with Section 7.5, the Backup Servicer shall either
(i) assume all of the responsibilities, duties, liabilities and obligations the Servicer hereunder, without further action by any Person, or (ii) designate a successor Servicer who shall (x) assume all of the responsibilities, duties, liabilities and obligations the Servicer hereunder, without further action by any Person, and (y) be acceptable to the Controlling Party in its sole discretion. Any such assumption or appointment by the Backup Servicer pursuant to this Section 8A.7 shall occur as soon as reasonably practical (but, in any event, no later than 30 days) after the Indenture Trustee provides notice to the Backup Servicer of any such resignation or termination of the Servicer. Neither the Backup Servicer nor any successor Backup Servicer shall have (i) any liability with respect to any obligation which was required to be performed by the terminated Backup Servicer prior to the date that the successor Backup Servicer or the Backup Servicer became the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Backup Servicer and (ii) any obligation to pay any of the fees and expense of any other party involved in this transaction.

     SECTION 8A.8   Backup Servicing Fee.  At any time the Backup Servicer or
                    --------------------
one of its Affiliates is not the Servicer hereunder, the Backup Servicer shall be paid the Backup Servicer Fee for the performance of its obligations as Backup Servicer hereunder and under the Basic Documents.

     SECTION 8A.9   Indemnity.  The Backup Servicer its officers, directors,
                    ---------
agents and employees shall be indemnified and held harmless in accordance with the terms of the separate agreement between the Servicer and the Backup Servicer, against any and all claims, losses, liabilities, damages or expenses (including, but not limited to, attorney's fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of or in connection with this Agreement that may be imposed upon, incurred by or asserted against the Backup Servicer, except in each case to the extent arising from the Backup Servicer's misfeasance, bad faith or negligence. The provisions of this Section 8A.9 shall survive the resignation or removal of the Backup Servicer and the termination of this Agreement.

     SECTION 8A.10  Limitation of Liability.
                    -----------------------

          (a) In the absence of bad faith, negligence or misconduct on the part of the Backup Servicer, the Backup Servicer shall not be liable to the Issuer, the Indenture Trustee, the Seller, the Indenture Collateral Agent, the Insurer or any other Person with respect to any action taken or not taken by it in the performance of its obligations under this Agreement. The obligations of the Backup Servicer shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Backup Servicer shall be implied with respect to this Agreement or the Backup Servicer's services hereunder.

          (b) The Backup Servicer may rely, and shall be protected in acting or refraining to act, upon and need not verify the accuracy of, any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Backup Servicer to be genuine and to have been signed and presented by the proper party or parties, which, with respect to the Issuer, Indenture Trustee, Indenture Collateral Agent or Insurer, shall mean signature and presentation by Authorized Representatives (as such term is defined in the Custodial Agreement) whether such presentation is by personal delivery, express delivery or facsimile.

          (c) The Backup Servicer may consult with counsel selected by it with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Backup Servicer in reasonable reliance, in good faith, and in accordance therewith.

          (d) Except as expressly provided for herein, the provisions of this Agreement shall not require the Backup Servicer to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

          (e) The Backup Servicer shall not be responsible or liable for, and makes no representation or warranty with respect, the validity, adequacy or perfection of any lien upon, or security interest in any Receivables or Custodian's Receivable Files (as such term is defined in the Custodial Agreement) purported to be granted at any time to the Indenture Trustee.

                                  ARTICLE IX

                                  Termination
                                  -----------

     SECTION  9.1.  Optional Purchase of All Receivables. (a) On the last day of
                   ------------------------------------
any Collection Period as of which the Pool Balance shall be less than or equal to 15% of the Original Pool Balance, the Transferor shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts and the Certificate Distribution Account (with the consent of the Insurer if such purchase would result in a claim on either Policy or would result in any amount owing to the Insurer under the Insurance Agreement remaining unpaid); provided however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay the full amount of principal, premium, if any, and interest then due and payable on the Notes and the Certificates. To exercise such option, the Servicer shall deposit pursuant to
Section 5.5 in the Collection Account an amount equal to the amount set forth in the preceding sentence.

          (b) Notice of any termination of the Trust pursuant to subsection (a) of this Section 9.1 shall be given by the Servicer to the Owner Trustee, Issuer and the Indenture Trustee, the Insurer and the Rating Agencies as soon as practicable after the Servicer has received notice thereof.

     FOLLOWING THE SATISFACTION AND DISCHARGE OF THE INDENTURE AND THE PAYMENT IN FULL OF THE PRINCIPAL OF AND INTEREST ON THE NOTES AND ALL AMOUNTS DUE TO THE INSURER UNDER THE INSURANCE AGREEMENT, THE CERTIFICATEHOLDERS WILL SUCCEED TO THE RIGHTS OF THE NOTEHOLDERS AND THE INSURER HEREUNDER AND THE OWNER TRUSTEE WILL SUCCEED TO THE RIGHTS OF, AND ASSUME THE OBLIGATIONS (OTHER THAN ANY SERVICING OBLIGATION) OF, THE INDENTURE TRUSTEE PURSUANT TO THIS AGREEMENT.

                                   ARTICLE X

                     Administrative Duties of the Servicer
                     -------------------------------------

     SECTION 10.1. (a) Duties with respect to the Indenture, the Trust Agreement
                       ---------------------------------------------------------
and Depository Agreement.  The Servicer shall perform all its duties and the
------------------------
duties of the Issuer under the Indenture, the Trust Agreement and the Depository Agreement. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture, the Trust Agreement and the Depository Agreement. The Servicer shall monitor the performance of the Issuer and shall advise Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture, the Trust Agreement and the Depository Agreement. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture, the Trust Agreement and the Depository Agreement. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture, the Trust Agreement and the Depository Agreement, including, without limitation, pursuant to Sections 2.7, 3.5, 3.6, 3.7, 3.9, 7.2, 7.3, 11.1 and 11.15 of the Indenture.

          (b)  Duties with Respect to the Issuer.
               ---------------------------------

                    (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents, and at the request of the Owner Trustee, shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents, including, without limitation, pursuant to Sections
          2.6 and 2.11 of the Trust Agreement. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

                    (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Certificateholder as contemplated in Section 5.2(f) of the Trust Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

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

                    (iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Issuer or the Owner Trustee and the Depositor set forth in Section 5.6(a), (b), (c) and (d) of the Trust Agreement with respect to, among other things, accounting and reports to Holders (as defined in the Trust Agreement); provided, however, that once prepared by the Servicer the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1s necessary to enable each Certificateholder to prepare its federal and state income tax returns.

                    (iv) The Servicer shall perform the duties of the Servicer specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

                    (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.

          (c)  Tax Matters. The Servicer shall prepare and the Owner Trustee
               -----------
shall file, on behalf of the Depositor, all tax returns, tax elections, financial statements and such annual or other reports of the Issuer as are necessary for preparation of tax reports as provided in Article V of the Trust Agreement, including without limitation Forms 1099 and 1066. All tax returns will be signed by the Transferor.

          (d)  Non-Ministerial Matters.  With respect to matters that in the
               -----------------------
reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article X unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Indenture Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Indenture Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                          (A) the amendment of or any supplement to the Indenture;

                          (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

                          (C) the amendment, change or modification of this Agreement or any of the Basic Documents;

                          (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                          (E)  the removal of the Indenture Trustee.

          (e)  Exceptions.  Notwithstanding anything to the contrary in this
               ----------
Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders or Certificateholders under the Basic Documents, (2) sell the Owner Trust Estate pursuant to Section 5.5 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

     SECTION 10.2. Records. The Servicer shall maintain appropriate books of
                   -------
account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer and the Insurer at any time during normal business hours.

     SECTION 10.3. Additional Information to be Furnished to the Issuer. The
                   ----------------------------------------------------
Servicer shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

                                  ARTICLE XI

                           Miscellaneous Provisions
                           ------------------------

     SECTION 11.1. Amendment. This Agreement may not be amended except that this
                   ---------
Agreement may be amended from time to time by the Seller, the Transferor, the Depositor, the Servicer the Backup Servicer, the Issuer, the Indenture Trustee and the Custodian, with the prior written consent of the Insurer (so long as no Insurer Default has occurred and is continuing), but without the consent of any of the Noteholders or Certificateholders to cure any ambiguity, to correct or supplement any provisions in this Agreement, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Insurance Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee, Insurer, the Rating Agencies and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     This Agreement may also be amended from time to time by the Seller, the Transferor, the Depositor, the Servicer, the Backup Servicer, the Indenture Trustee and the Custodian, with (i) the consent of the Insurer, if the Insurer is the Controlling Party, but without the consent of any Noteholders or Certificateholders, or (ii) if the Insurer is no longer the Controlling Party, with the consent of a Note Majority and the consent of the holders of Certificates evidencing not less than a majority of the aggregate outstanding principal amount of the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the outstanding principal amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders (as defined in the Trust Agreement) of all the outstanding Certificates, of each class affected thereby provided further, that if an Insurer Default has occurred and is continuing, such action shall not materially adversely affect the interest of the Insurer.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Rating Agencies. It shall not be necessary for the consent of Noteholders or Certificateholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders or Certificateholders provided for in this Agreement) and of evidencing the authorization of any action by Noteholders or Certificateholders shall be subject to such reasonable requirements as the Indenture Trustee or the Owner Trustee, as may prescribe.

     Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 11.2(b) has been delivered. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer's, the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     SECTION 11.2. Protection of Title to the Trust.  (a)  The Seller, the
                   --------------------------------
Transferor and the Depositor shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the interests of the Indenture Trustee in the Receivables and in the proceeds thereof. The Seller, the Transferor and the Depositor shall deliver (or cause to be delivered) to the Insurer, the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) None of the Seller, the Transferor and the Depositor or the Servicer shall change its name, identity or organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Insurer, Owner Trustee and the Indenture Trustee at least five (5) days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Seller or the Servicer, the Transferor and the Depositor, as the case may be, shall deliver an Opinion of Counsel to the Insurer and the Indenture Trustee, in form and substance reasonably satisfactory to the Insurer, stating either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Transferor, the Depositor, the Issuer and the Indenture Trustee, as the case may be, in the Receivables and the other Transferor Property, other Depositor Property and other Trust Property, as the case may be, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

          (c) Each of the Seller, the Servicer, the Transferor and the Depositor shall have an obligation to give the Insurer, the Owner Trustee, the Backup Servicer and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

          (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

          (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

          (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

          (g) The Servicer shall permit the Indenture Trustee, the Backup Servicer, and the Insurer and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable or any other portion of the Trust Property. The preceding sentence shall not create any duty or obligation on the part of the Indenture Trustee to perform any such acts.

          (h) Upon request, the Servicer shall furnish to the Insurer, the Owner Trustee, the Backup Servicer, the Depositor, or to the Indenture Trustee, within five (5) Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust Property, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust Property.

          (i) The Servicer shall deliver to the Insurer, the Depositor, Owner Trustee and the Indenture Trustee:

                    (1) promptly after the execution and delivery of the Agreement and, if required pursuant to Section 11.1, of each amendment, an Opinion of Counsel stating that, in the opinion of such counsel, in form and substance reasonably satisfactory to the Indenture Trustee, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

                    (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

     Each Opinion of Counsel referred to in clause (l) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

          (j) The Seller shall, to the extent required by applicable law, cause the Notes to be registered with the Commission pursuant to Section 12(b) or
Section 12(g) of the Exchange Act within the time periods specified in such sections.

     SECTION 11.3. Notices. All demands, notices and communications upon or to
                   -------
the Seller, the Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller and the Servicer, to PeopleFirst Finance LLC, 401 West A Street, Suite 1000, San Diego, California, 92101 Attention: W. Randolph Ellspermann, (b) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, (c) in the case of PF Funding II LLC, c/o PeopleFirst Finance LLC, 401 West A Street, Suite 1000, San Diego, California, 92101, Attention: W. Randolph Ellspermann, (d) in the case of the Depositor, to Prudential Securities Secured Financing Corporation, One New York Plaza, 14/th/ Floor, New York, New York, 10292,
Attention: Asset-Backed Group, (e) in the case of the Indenture Trustee, the Indenture Collateral Agent, the Backup Servicer or the Custodian, at the Corporate Trust Office, (f) in the case of the Insurer, to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022; Attention: Senior Vice President, Surveillance (in each case in which notice or other communication to the Insurer refers to a Servicer Default, a claim on the Policy, a Deficiency Notice pursuant to Section 5.4 of this Agreement or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED"); (g) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; and (h) in the case of Standard & Poor's, to Standard & Poor's Structured Finance Ratings, 55 Water Street, 41st Floor, New York, New York 10041-0003,
Attention: Asset Backed Surveillance Department. Upon the written request of the Owner Trustee, the Indenture Trustee will promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee. Each Noteholder, by its acceptance of a Note, shall be deemed to agree that the Indenture Trustee shall be under no liability for providing the list of Noteholders to the Owner Trustee as described in the immediately preceding sentence. Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register or Note Register, as applicable. Any notice so mailed within the time prescribed in the Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder or Noteholder shall receive such notice.

     SECTION 11.4. Assignment.  Notwithstanding anything to the contrary
                   ----------
contained herein, except as provided in Sections 6.4 and 7.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Owner Trustee, the Depositor, the Indenture Trustee and the Insurer (or if an Insurer Default shall have occurred and be continuing the Holders of Notes evidencing not less than 66% of the principal amount of the outstanding Notes and the Holders of Certificates evidencing not less than 66% of the Certificate Balance).

     SECTION 11.5. Limitations on Rights of Others.  The provisions of this
                   -------------------------------
Agreement are solely for the benefit of the parties hereto, the Insurer and the Noteholders, as third-party beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person, other than express third-party beneficiaries, any legal or equitable right, remedy or claim in the Owner Trustee Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 11.6. Severability.  Any provision of this Agreement that is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 11.7.  Separate Counterparts. This Agreement may be executed by the
                    ---------------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.8.  Headings. The headings of the various Articles and Sections
                    --------
herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 11.9.  Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.10. Assignment to Indenture Trustee. Each of the Seller, the
                    -------------------------------
Transferor and the Depositor hereby acknowledge and consent to any mortgage, pledge, assignment and grant of a security interest expressly as contemplated by this Agreement and by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

     SECTION 11.11. Nonpetition Covenants. (a)  Notwithstanding any prior
                    ---------------------
termination of this Agreement, none of the Backup Servicer, the Custodian, the Servicer, the Seller, the Transferor (with respect to the Issuer) or the Depositor shall, prior to the date which is one year and one day after the termination of this Agreement with respect to the Transferor or the Issuer, acquiesce, petition or otherwise invoke or cause any of the Transferor or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of any of the Transferor or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

          (b) Notwithstanding any prior termination of this Agreement, none of the Backup Servicer, the Custodian, the Transferor, the Seller or the Servicer shall, prior to the date that is one year and one day after the termination of this Agreement with respect to the Depositor, acquiesce to, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

     SECTION 11.12. Limitation of Liability of Owner Trustee and Indenture
                    ------------------------------------------------------
Trustee.  (a)  Notwithstanding anything contained herein to the contrary, this
-------
Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

          (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Norwest, not in its individual capacity but solely as Indenture Trustee, Backup Servicer and Custodian, and in no event shall Norwest have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

          (c)  It is expressly understood and agreed by the parties hereto that
(a) this Sale and Servicing Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of PeopleFirst.com Auto Receivables Owner Trust 1999-1, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Sale and Servicing Agreement or any other related documents.

     SECTION 11.13. Independence of the Servicer. For all purposes of this
                    ----------------------------
Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer or the Owner Trustee, the Servicer shall have no authority to act for or represent the Issuer in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

     SECTION 11.14. No Joint Venture. Nothing contained in this Agreement (i)
                    ----------------
shall constitute the Servicer and any of the Issuer, the Depositor, the Transferor or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     SECTION 11.15. Third-Party Beneficiaries. This Agreement shall inure to the
                    -------------------------
benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly to enforce such provisions of this Agreement so long as no Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise herein or in the Basic Documents, any right of the Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Insurer in its sole and absolute discretion.

     SECTION 11.16. Disclaimer by Insurer. The Insurer may disclaim any of its
                    ---------------------
rights and powers under this Agreement (but not its duties and obligations under the Policies) upon delivery of a written notice to the Owner Trustee and the Indenture Trustee.

     SECTION 11.17. Insurer as Controlling Party. Each Noteholder by purchase of
                    ----------------------------
Notes and Certificateholder by purchase of a Certificate acknowledges that the Indenture Trustee on behalf of the Noteholders, and the Owner Trustee on behalf of the Certificateholders, as partial consideration for issuance of the Policy, has agreed that the Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. Any provision giving the Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the prior of such Insurer Default and shall instead vest in the Servicer, or in the event that Notes remain Outstanding, the Indenture Trustee at the direction of a Note Majority or in the event that no Notes remain Outstanding, the Owner Trustee, at the direction of a Certificate Majority, as applicable.

     SECTION 11.18. Limited Recourse. Notwithstanding anything to the contrary
                    ----------------
contained in this Agreement, the obligations of each of the Depositor, the Transferor and Issuer under this Agreement are solely the limited liability company obligations of the Depositor, Transferor or the trust obligations of Issuer, as applicable, and shall be payable by the Depositor, Transferor or Issuer, as applicable, solely as provided in this Section 11.18 Each of the Depositor, Transferor and the Issuer shall only be required to pay (a) any fees, expenses, indemnities or other liabilities that it may incur under this Agreement to the extent it has funds available therefor on the date of such determination and (b) any expenses, indemnities or other liabilities that it may incur under this Agreement only to the extent it receives funds designated for such purposes or to the extent it has funds available therefor. In addition, no amount owing by any of the Depositor, the Transferor or Issuer hereunder (other than principal and interest in respect of the Notes) in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section101(5) of the Bankruptcy Code) against it. No recourse shall be had for the payment of any amount owing hereunder or for the payment of any fee hereunder or any other obligation of, or claim against, the Depositor, Transferor or the Issuer arising out of or based upon this Agreement, against any member, employee, officer, agent, director or authorized person of the Depositor, Transferor or affiliate thereof or any stockholder, employee, officer, director, incorporator or Affiliate thereof; provided, however, that the foregoing shall not relieve any such person or
--------  -------
entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them. The obligation of the parties under this
Section 11.18 shall survive termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                              PEOPLEFIRST.COM AUTO RECEIVABLES
                              OWNER TRUST 1999-1


                              By Wilmington Trust Company,
                              not in its individual capacity but solely as Owner Trustee on behalf of the Issuer,

                              By________________________________________________
                              Name:
                              Title:


                              PEOPLEFIRST FINANCE, LLC,
                              Seller and Servicer,

                              By________________________________________________
                              Name:
                              Title:


                              PF FUNDING II, LLC,
                              as Transferor,

                              By________________________________________________
                              Name:
                              Title:

                              PRUDENTIAL SECURITIES SECURED
                              FINANCING CORPORATION,
                              as Depositor,

                              By________________________________________________
                              Name:
                              Title:

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION
                                    as Backup Servicer,


                                    By______________________________________
                                    Name:
                                    Title:


                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION
                                    as Custodian,


                                    By______________________________________
                                    Name:
                                    Title:


                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION, not in its
                                    individual capacity, but solely as
                                    Indenture Trustee,


                                    By______________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT A

                         SUBSEQUENT TRANSFER AGREEMENT

     TRANSFER No. [___] OF SUBSEQUENT RECEIVABLES dated as of , [________], among PEOPLEFIRST.COM AUTO RECEIVABLES OWNER TRUST 1999-1, a Delaware business trust (the "Issuer"), PF FUNDING II, LLC, a Delaware limited liability company, as transferor (the "Transferor") PEOPLEFIRST FINANCE, LLC, a California limited liability company and as seller and servicer (the "Seller" and the "Servicer"), PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, a Delaware corporation, as depositor (the "Depositor"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Indenture Trustee, Backup Servicer and Custodian.

                              W I T N E S E T H:

     WHEREAS the Issuer, the Transferor, the Seller, the Servicer, the Depositor, the Indenture Trustee, the Backup Servicer and the Custodian are parties to the Sale and Servicing Agreement, dated as of November 1, 1999 (as amended or supplemented, the "Sale and Servicing Agreement");

     WHEREAS pursuant to the Sale and Servicing Agreement, the Seller wishes to convey the Subsequent Receivables to the Transferor; and

     WHEREAS, the Transferor is willing to accept such conveyance subject to the terms and conditions hereof,

     WHEREAS pursuant to the Sale and Servicing Agreement, the Transferor wishes to convey the Receivables to the Depositor,

     WHEREAS the Depositor is willing to accept such conveyance subject to the terms and conditions hereof;

     WHEREAS pursuant to the Sale and Servicing Agreement, the Depositor wishes to convey the Receivables to the Trust, and

     WHEREAS the Trust is willing to accept such conveyance subject to the terms and conditions hereof.

     NOW, THEREFORE, the Issuer, the Seller and the Servicer hereby agree as follows:

          1.  Defined Terms. Capitalized terms used herein shall have the
              -------------
meanings ascribed to them in the Sale and Servicing Agreement unless otherwise defined herein.

     "Subsequent Cutoff Date" shall mean, with respect to the Subsequent Receivables conveyed hereby, ____________, _______.

     "Subsequent Transfer Date" shall mean, with respect to the Subsequent Receivables conveyed hereby, __________, ____.

          2.  Schedule of Receivables. Annexed hereto is a supplement to
              -----------------------
Schedule A to the Sale and Servicing Agreement listing the Receivables that constitute the Subsequent Receivables to be conveyed pursuant to this Agreement on the Subsequent Transfer Date.

          3. Conveyance of Subsequent Receivables to Transferor. In
             --------------------------------------------------
consideration of the Transferor's delivery to or upon the order of the Seller of $ , the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Transferor, without recourse (except as expressly provided in the Sale and Servicing Agreement), all right, title and interest of the Seller in and to:

               (a) the Subsequent Receivables, and all moneys due thereon, on or after the related Subsequent Cutoff Date and all Net Liquidation Proceeds with respect to such Receivables;

               (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables and any other interest of the Seller in such Financed Vehicles;

               (c) any proceeds with respect to the Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors;

               (d) all rights under any Service Contracts on the related Financed Vehicles;

               (e)  the related Receivables Files;

               (f)  the proceeds of any and all of the foregoing.

          4. Conveyance of Subsequent Receivables to Depositor. For good and
             -------------------------------------------------
valuable consideration, the Transferor does hereby transfer, assign, set over and otherwise convey to the Depositor, without recourse, (except as expressly provided in the Sale and Servicing Agreement), all right, title and interest of the Transferor in and to:

               (a) the Subsequent Receivables, and all moneys due thereon, on or after the related Subsequent Cutoff Date and all Net Liquidation Proceeds with respect to such Receivables;

               (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables and any other interest of the Seller in such Financed Vehicles;

               (c) any proceeds with respect to the Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors;

               (d) all rights under any Service Contracts on the related Financed Vehicles;

               (e)  the related Receivables Files;

               (f) its rights and benefits, but none of its obligations or burdens, under the Subsequent Transfer Agreement, including the delivery requirements, representations and warranties and the cure and repurchase obligations of the Seller under the Sale and Servicing Agreement, on or after the Subsequent Cutoff Date; and

               (g)  the proceeds of any and all of the foregoing.

          5. Conveyance of Subsequent Receivables to Trust. For good and
             ---------------------------------------------
valuable consideration, the Depositor does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse, (except as expressly provided in the Sale and Servicing Agreement), all right, title and interest of the Depositor in and to:

               (a) the Subsequent Receivables, and all moneys due thereon, on or after the related Subsequent Cutoff Date and all Net Liquidation Proceeds with respect to such Receivables;

               (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables and any other interest of the Seller in such Financed Vehicles;

               (c) any proceeds with respect to the Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors;

               (d) all rights under any Service Contracts on the related Financed Vehicles;

               (e)  the related Receivables Files;

               (f) its rights and benefits, but none of its obligations or burdens, under the Subsequent Transfer Agreement, including the delivery requirements, representations and warranties and the cure and repurchase obligations of the Seller and the Transferor under the Sale and Servicing Agreement, on or after the Subsequent Cutoff Date; and the proceeds of any and all of the foregoing.

               (g)  the proceeds of any and all of the foregoing.

          6. Representations and Warranties of the Seller. The Seller hereby
             --------------------------------------------
represents and warrants to the Transferor and the Depositor as of the date of this Agreement and as of the Subsequent Transfer Date that:

               (a)  Legal, Valid and Binding Obligation. This Agreement
                    -----------------------------------
                    constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity).

               (b)  Organization and Good Standing. The Seller is duly organized
                    ------------------------------
                    and validly existing as a limited liability company in good standing under the laws of the State of California, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

               (c)  Due Qualification. The Seller is duly qualified to do
                    -----------------
                    business as a limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

               (d)  Power and Authority. The Seller has the power and authority
                    -------------------
                    to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer and the Seller and shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

               (e)  Binding Obligation. This Agreement constitutes a legal,
                    ------------------
                    valid and binding obligation of the Seller enforceable in accordance with its terms.

               (f)  No Violation. The consummation of the transactions
                    ------------
                    contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

               (g)  No Proceedings. To the Seller's best knowledge, there are no
                    --------------
                    proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) which might adversely affect the Federal or state income tax attributes of the Notes or the Certificates.

               (h)  Principal Balance. The aggregate Principal Balance of the
                    -----------------
                    Receivables listed on the supplement to Schedule A annexed hereto and conveyed to the Transferor pursuant to this Agreement as of the Subsequent Cutoff Date is $[___________].

          7.   Representations and Warranties of the Depositor. The Depositor
               ------------------------------------------------
hereby represents and warrants to the Depositor as of the date of this Agreement and as of the Subsequent Transfer Date that:

               (a)  Legal, Valid and Binding Obligation. This Agreement
                    -----------------------------------
                    constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity).

               (b)  Organization and Good Standing. The Depositor is duly
                    ------------------------------
                    organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

               (c)  Due Qualification. The Depositor is duly qualified to do
                    -----------------
                    business as a corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

               (d)  Power and Authority. The Depositor has the power and
                    -------------------
                    authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer and the Seller and shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

               (e)  Binding Obligation. This Agreement constitutes a legal,
                    ------------------
                    valid and binding obligation of the Depositor enforceable in accordance with its terms.

               (f)  No Violation. The consummation of the transactions
                    ------------
                    contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of formation or the limited liability company agreement of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

               (g)  No Proceedings. To the Depositor's best knowledge, there are
                    --------------
                    no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) which might adversely affect the Federal or state income tax attributes of the Notes or the Certificates.

               (h)  Principal Balance. The aggregate Principal Balance of the
                    -----------------
                    Receivables listed on the supplement to Schedule A annexed hereto and conveyed to the Depositor pursuant to this Agreement as of the Subsequent Cutoff Date is $[________].

     8.     Representations and Warranties of the Transferor. The Transferor
            ------------------------------------------------
hereby represents and warrants to the Depositor as of the date of this Agreement and as of the Subsequent Transfer Date that:

               (a)  Legal, Valid and Binding Obligation. This Agreement
                    -----------------------------------
                    constitutes a legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity).

               (b)  Organization and Good Standing. The Transferor is duly
                    ------------------------------
                    organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

               (c)  Due Qualification. The Transferor is duly qualified to do
                    -----------------
                    business as a limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

               (d)  Power and Authority. The Transferor has the power and
                    -------------------
                    authority to execute and deliver this Agreement and to carry out its terms; the Transferor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer and the Seller and shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

               (e)  Binding Obligation. This Agreement constitutes a legal,
                    ------------------
                    valid and binding obligation of the Transferor enforceable in accordance with its terms.

               (f)  No Violation. The consummation of the transactions
                    ------------
                    contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of formation or the limited liability company agreement of the Transferor, or any indenture, agreement or other instrument to which the Transferor is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Transferor 's knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

               (g)  No Proceedings. To the Transferor's best knowledge, there
                    --------------
                    are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) which might adversely affect the Federal or state income tax attributes of the Notes or the Certificates.

               (h) Principal Balance. The aggregate Principal Balance of the Receivables listed on the supplement to Schedule A annexed hereto and conveyed to the Depositor pursuant to this Agreement as of the Subsequent Cutoff Date is $[________] .

          9.   Conditions Precedent. The obligation of the Transferor, Depositor
               --------------------
and Trust to acquire the Receivables hereunder is subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions precedent:

               (a)  Representations and Warranties. Each of the representations
                    ------------------------------
                    and warranties made by the Seller, the Transferor and Depositor in this Agreement and in the Sale and Servicing Agreement (provided, however, that the representations and warranties set forth in Section 3.1 of the Sale and Servicing Agreement shall apply solely to the applicable Subsequent Receivables) shall be true and correct as of the date of this Agreement and as of the Subsequent Transfer Date.

               (b)  Sale and Servicing Agreement Conditions. Each of the
                    ---------------------------------------
                    conditions set forth in Section 2.2(b) to the Sale and Servicing Agreement shall have been satisfied.

               (c)  Additional Information. The Seller shall have delivered to
                    ----------------------
                    the Transferor such information as was reasonably requested by the Transferor to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and in Section 3.1 of the Sale and Servicing Agreement and (ii) the satisfaction of the conditions set forth in this Section 9.

          10.  Ratification of Agreement. As supplemented by this Agreement, the
               -------------------------
Sale and Servicing Agreement is in all respects ratified and confirmed and the Sale and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

          11.  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

          12.  It is expressly understood and agreed by the parties hereto that
(a) this Subsequent Transfer Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of PeopleFirst.com Auto Receivables Owner Trust 1999-1, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Subsequent Transfer Agreement or any other related documents.

          13. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING TITLE 14 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Issuer, the Seller and the Servicer have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.


                               PEOPLEFIRST.COM AUTO RECEIVABLES
                               OWNER TRUST 1999-1
                               by WILMINGTON TRUST COMPANY not in its
                               individual capacity but solely as Owner
                               Trustee on behalf of the Trust,

                               by: ___________________________________
                                   Name:
                                   Title:


                               PF FUNDING II, LLC,
                               Transferor,

                               by: ___________________________________
                                   Name:
                                   Title:

                               PEOPLEFIRST FINANCE, LLC
                               Seller and Servicer,

                               by: ___________________________________
                                   Name:
                                   Title:

                               PRUDENTIAL SECURITIES SECURED
                               FINANCING CORPORATION,
                               Depositor,

                               by: ____________________________________
                                   Name:
                                   Title:

                              NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION,
                              Backup Servicer

                              by: ____________________________
                                  Name:
                                  Title:

                              NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION,
                              Custodian

                              by: ____________________________
                                  Name:
                                  Title:


                              NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION,
                              not in its individual capacity but solely as Indenture Trustee by: ____________________________
                                  Name:
                                  Title:

                                                                       EXHIBIT B
                  FORM OF MONTHLY CERTIFICATEHOLDER STATEMENT

                       PEOPLEFIRST.COM AUTO RECEIVABLES
                              OWNER TRUST 1999-1
                             CLASS A CERTIFICATES
                             CLASS R CERTIFICATES

Payment Date:

Collection Period:

     Under the Sale and Servicing Agreement dated as of November 1, 1999 among PEOPLEFIRST.COM AUTO RECEIVABLES OWNER TRUST 1999-1, a Delaware business trust (the "Issuer"), PF FUNDING II, LLC, a Delaware limited liability company, as transferor (the "Transferor") PEOPLEFIRST FINANCE, LLC, a California limited liability company and as seller and servicer (the "Seller" and the "Servicer"), PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, as depositor (the "Depositor) and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Backup Servicer and Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Payment Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


     A.   Information Regarding the Current Monthly Distribution.

          14.  Certificates.
               ------------

                     (a)     The aggregate amount of the distribution to the
                             Certificateholders.......................................................  $________

                     (b)     The amount of the distribution set forth in paragraph A.1.(a) above in respect of interest on the Certificates..................................  $________

                     (c)     The amount of the distribution set forth in paragraph A.1.(a) above in respect of principal of the Certificates.................................  $________

                     (d)     The amount of the distribution set forth in paragraph A.1.(a) above per $1,000 interest in the Certificates..................................  $________

                     (e)     The amount of the distribution set forth in paragraph A.1.(b) above per $1,000 interest in the Certificates..................................  $________

                     (f)     The amount of the distribution set forth in paragraph A.1.(c) above per $1,000 interest in the Certificates..................................  $________

                     (g)     The aMount of the distribution set forth in paragraph A.1.(d) above per $1,000 interest in the Certificates..................................  $________

     B.   Information Regarding the Performance of the Trust.

          1.   Pool Balance and Certificate Principal Balance.

                    (a)       The Pool Balance at the close of business on the last day of the
                              Collection Period...................................................... $________

                    (b)       The Certificate Principal Balance after giving effect to  payments allocated to principal as set forth in Paragraph A.1(c)................ $________

                    (c)       The Certificate Pool Factor after giving affect to the payments set forth in paragraph A.1(c).............................................. $________

                    (d)       The amount of aggregate Realized Losses for the second  preceding
                              Collection Period...................................................... $________

                    (e)       The aggregate Purchase Amount for all Receivables that were repurchased in the Collection Period................................... $________

          2.   Servicing Fee.
               -------------

                    (a)       The aggregate amount of the Servicing Fee paid to the Servicer with respect to the preceding Collection Period............................. $________

          3.   Payment Shortfalls.
               ------------------

                    (a)       The amount of the Certificates' Interest Carryover Shortfall  after giving effect to the payments set forth in paragraph A.1(b)
                              above.................................................................. $________

                    (b)       The amount of the Certificateholders' Interest Carryover  Shortfall
                              set forth in paragraph B.3.(a) above per $1,000  interest with respect to the Certificate:.................................................... $________

                    (c)       The amount of the Certificates' Principal Carryover Shortfall  after giving effect to the payments set forth in paragraph  A.1(b) above..... $________

                    (d)       The amount of the Certificateholders' Principal Carryover  Shortfall
                              set forth in paragraph B.3.(a) above per $1,000  interest with respect to the Certificate:.................................................... $________

          4.   Transfer of Subsequent Receivables.
               ----------------------------------

                    (a)       Aggregate amount on deposit in the Pre-Funding Account on  such
                              Payment Date after giving effect to all withdrawals  therefrom on such
                              Payment Date........................................................... $________

                (b)       Aggregate amount on deposit in the Capitalized Interest Account on such distribution date after giving effect to all withdrawals therefrom on such Payment Date......................................... $_______

                (c)       Aggregate amount on deposit in the Pre-Funding Account on the final
                          Subsequent Transfer Date after giving effect to all withdrawals therefrom on such Payment Date......................................... $_______

                (d)       The amount set forth in paragraph B.4(a) per $1,000 interest in the
                          Certificates:.......................................................... $_______

                (e)       The amount set forth in paragraph B.4(b) to be distributed to
                          Certificateholders per $1,000 interest in the Certificates:............ $_______

                (f)       The amount set forth in paragraph B.4(c) to be distributed to
                          Certificateholders per $1,000 interest in the Certificates:............ $_______

          5.    (a)       The aggregate amount of collections by the Servicer during the preceding Collection Period........................................ $_______

                (b)       The aggregate amount which was received by the Trust from the
                          Servicer............................................................... $_______

                (c)       The aggregate amount of reimbursements to the Security
                          Insurer................................................................ $_______

                (d)       The number of Receivables that are delinquent for over:
                          30 days................................................................ $_______
                          60 days................................................................ $_______
                          90 days................................................................ $_______

                                                                       EXHIBIT C

                     FORM OF MONTHLY NOTEHOLDER STATEMENT

                       PEOPLEFIRST.COM AUTO RECEIVABLES
                              OWNER TRUST 1999-1

                      Class A-1 6.415% Asset Backed Notes
                      Class A-2 6.685% Asset Backed Notes
                      Class A-3 6.835% Asset Backed Notes
Payment Date:

Collection Period:

          Under the Sale and Servicing Agreement dated as of November 1, 1999 among PEOPLEFIRST.COM AUTO RECEIVABLES OWNER TRUST 1999-1, a Delaware business trust (the "Issuer"), PF FUNDING II, LLC, a Delaware limited liability company, as transferor (the "Transferor") PEOPLEFIRST FINANCE, LLC, a California limited liability company and as seller and servicer (the "Seller" and the "Servicer"), PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, as depositor (the "Depositor) and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Backup Servicer and Custodian, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Payment Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

     A.   Information Regarding the Current Monthly Distribution.

          1.   Notes.

                 (a) The aggregate amount of the distribution with respect to:
                     the Class A-1 Notes............................. $________
                     the Class A-2 Notes............................. $________
                     the Class A-3 Notes............................. $________

                 (b) The amount of the distribution set forth in paragraph
                     A.1.(a) above in respect of interest on:
                     the Class A-1 Notes............................. $________
                     the Class A-2 Notes............................. $________
                     the Class A-3 Notes............................. $________

                 (c) The amount of the distribution set forth in paragraph
                     A.1.(a) above in respect of principal of:
                     the Class A-1 Notes............................. $________
                     the Class A-2 Notes............................. $________
                     the Class A-3 Notes............................. $________

          (d) The amount of the distribution in A.1.(a) payable pursuant to a claim on the Note Policy with respect to:
               the Class A-1 Notes..................................... $_______
               the Class A-2 Notes..................................... $_______
               the Class A-3 Notes..................................... $_______

          (e) The remaining outstanding balance available to be drawn under the Note
               Policy.................................................. $_______

          (f) The amount of the distribution set forth in paragraph A.1.(a) above per $1,000 interest in:
               the Class A-1 Notes..................................... $_______
               the Class A-2 Notes..................................... $_______
               the Class A-3 Notes..................................... $_______

          (g) The amount of the distribution set forth in paragraph A.1.(b) above per $1,000 interest in:
               the Class A-1 Notes..................................... $_______
               the Class A-2 Notes..................................... $_______
               the Class A-3 Notes..................................... $_______

          (h) The amount of the distribution set forth in paragraph A.1.(c) above per $1,000 interest in:
               the Class A-1 Notes..................................... $_______
               the Class A-2 Notes..................................... $_______
               the Class A-3 Notes..................................... $_______

          (i) The amount of the distribution set forth in paragraph A.1.(d) above per $1,000 interest in:
               the Class A-1 Notes..................................... $_______
               the Class A-2 Notes..................................... $_______
               the Class A-3 Notes..................................... $_______


B.   Information Regarding the Performance of the Trust.

     1. Pool Balance and Note Principal Balance.

          (a) The Pool Balance at the close of business on the last day of the Collection
               Period.................................................. $_______

          (b) The aggregate outstanding principal amount of each Class of Notes after giving effect to payments allocated to principal as set forth in Paragraph A.1(c) above with respect to:
               the Class A-1 Notes..................................... $______
               the Class A-2 Notes..................................... $______
               the Class A-3 Notes..................................... $______

          (c) The Note Pool Factor for each Class of Notes after giving affect to the payments set forth in paragraph A.1(c) with respect to:
               the Class A-1 Notes..................................... $_______
               the Class A-2 Notes................................... $________
               the Class A-3 Notes................................... $________

          (d)  The amount of aggregate Realized Losses for the second preceding
               Collection Period..................................... $________

          (e)  The aggregate Purchase Amount for all Receivables that were repurchased in the Collection Period.................. $________

2.   Servicing Fee.
     -------------

          The aggregate amount of the Servicing Fee paid to the Servicer with respect to the preceding Collection Period................. $_______

3.   Payment Shortfalls.
     ------------------

          (a) The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph A.1(b) above with respect to:
               the Class A-1 Notes................................... $________
               the Class A-2 Notes................................... $________
               the Class A-2 Notes................................... $________

          (b) The amount of the Noteholders' Interest Carryover Shortfall set forth in paragraph B.3.(a) above per $1,000 interest with respect to:
               the Class A-1 Notes................................... $________
               the Class A-2 Notes................................... $________
               the Class A-2 Notes................................... $________

          (c) The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in paragraph A.1(b) above with respect to:
               the Class A-1 Notes................................... $________
               the Class A-2 Notes................................... $________
               the Class A-2 Notes................................... $________

          (d) The amount of the Noteholders' Principal Carryover Shortfall set forth in paragraph B.3.(a) above per $1,000 interest with respect to:
               the Class A-1 Notes................................... $________
               the Class A-2 Notes................................... $________
               the Class A-2 Notes................................... $________

4.   Transfer of Subsequent Receivables.
     ----------------------------------

          (a) Aggregate amount on deposit in the Pre-Funding Account on such Payment Date after giving effect to all withdrawals therefrom on such Payment Date..................................... $________

          (b) Aggregate amount on deposit in the Capitalized Interest Account on such distribution date after giving effect to all withdrawals therefrom on such Payment Date......................... $________

          (c) Aggregate amount on deposit in the Pre- Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals therefrom on such Payment Date............. $________

          (d)  the amount set forth in paragraph B.4(a) per $1,000 interest in:
               the Class A-1 Notes.................................... $________
               the Class A-2 Notes.................................... $________
               the Class A-2 Notes.................................... $________

          (e) the amount set forth in paragraph B.4(b) to be distributed to Noteholders per $1,000 interest in:
               the Class A-1 Notes.................................... $________
               the Class A-2 Notes.................................... $________
               the Class A-2 Notes.................................... $________

          (f) the amount set forth in paragraph B.4(c) to be distributed to Noteholders per $1,000 interest in:
               the Class A-1 Notes.................................... $________
               the Class A-2 Notes.................................... $________
               the Class A-2 Notes.................................... $________

  5.      (a)  The aggregate amount of collections by the Servicer during the preceding Collection Period............................ $________

          (b)  The aggregate amount which was received by the Trust from the
               Servicer............................................... $________

          (c)  The aggregate amount of reimbursements to the Security
               Insurer................................................ $________

          (d)  The number of Receivables that are delinquent for over:
               30 days................................................ $________
               60 days................................................ $________
               90 days................................................ $________

                                                                       EXHIBIT D

                        Form of Servicer's Certificate

                                   [Omitted]

                                                                       EXHIBIT E
                                Form of Policy

                              [SEE EXHIBIT 99.1]

                                                                       EXHIBIT F
                                 Form of Stamp

THIS CONTRACT/NOTE IS SUBJECT TO A SECURITY INTEREST GRANTED TO NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE, FOR WHICH UCC-1 FINANCING STATEMENTS HAVE BEEN FILED WITH THE SECRETARY OF STATE OF DELAWARE. AS THE LIEN WILL BE RELEASED ONLY BY FILINGS IN SUCH OFFICES, PURCHASE DOCUMENTS MUST REFER TO SUCH FILINGS TO DETERMINE WHETHER THE LIEN HAS BEEN RELEASED.

                       PEOPLEFIRST.COM AUTO RECEIVABLES

                              OWNER TRUST 1999-1

                      CLASS A-1 6.415% Asset Backed Notes
                      CLASS A-2 6.685% Asset Backed Notes
                      CLASS A-3 6.835% Asset Backed Notes

                       ________________________________

                                   INDENTURE

                         Dated as of November 1, 1999

                        ______________________________

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                    Trustee, and Indenture Collateral Agent

                                  SCHEDULE A
                            Schedule of Receivables

                                  SCHEDULE B

                            Location of Receivables

                                      B-1